2002 Semiannual Report

   Wanger U.S. Smaller Companies
   Wanger International Small Cap
   Wanger Twenty
   Wanger Foreign Forty

[photo of 3D bar chart]

[logo: Wanger Advisors Funds
              managed by Liberty Wanger Asset Management, L.P.]




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[inside front cover]

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[art: squirrel]

WANGER ADVISORS FUNDS

2002 SEMIANNUAL REPORT

    Contents

 2  The Zit Indicator

 4  Performance Review

    Wanger U.S. Smaller
    Companies

 6  Performance Review
    Wanger International
    Small Cap

 8  Performance Review
    Wanger Twenty

10  Performance Review
    Wanger Foreign Forty

12  Statement of Investments
    Wanger U.S. Smaller
    Companies

17  Statement of Investments
    Wanger International
    Small Cap

22  Portfolio Diversification
    Wanger International
    Small Cap

23  Statement of Investments
    Wanger Twenty

25  Statement of Investments
    Wanger Foreign Forty

27  Portfolio Diversification
    Wanger Foreign Forty

30  Statements of Assets
    and Liabilities

31  Statements of Operations

32  Statements of Changes in
    Net Assets

34  Financial Highlights
    Wanger U.S. Smaller
    Companies

35  Financial Highlights
    Wanger International
    Small Cap

36  Financial Highlights
    Wanger Twenty

37  Financial Highlights
    Wanger Foreign Forty

38  Notes to Financial Statements

42  Management of Wanger

    Advisors Trust

LIBERTY WANGER ASSET MANAGEMENT, L.P. ("LIBERTY WAM") IS ONE OF THE LEADING GLOBAL SMALL-CAP EQUITY MANAGERS IN THE U.S. WITH MORE THAN 30 YEARS OF SMALL-CAP INVESTMENT EXPERIENCE. LIBERTY WAM MANAGES MORE THAN $9.9 BILLION IN EQUITIES AND IS THE INVESTMENT ADVISER TO WANGER U.S. SMALLER COMPANIES, WANGER INTERNATIONAL SMALL CAP, WANGER TWENTY, WANGER FOREIGN FORTY AND THE LIBERTY ACORN FAMILY OF FUNDS.

FOR MORE COMPLETE INFORMATION ABOUT OUR FUNDS, INCLUDING THE LIBERTY ACORN FUNDS, OUR FEES, RISKS ASSOCIATED WITH INVESTING, OR EXPENSES, CALL 1-800-4-WANGER FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

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Wanger Advisors Trust      2002 Semiannual Report

[art: squirrel]

THE ZIT INDICATOR

The top of the U.S. market was signaled by lots of different indicators. One of the most significant, and probably the funniest, was on September 21, 2000 when the SEC settled its market manipulation case against Mr. Jonathan Lebed of Cedar Grove, New Jersey. Mr. Lebed agreed to pay a fine to the SEC of $285,000, although he had made $800,000 in the preceding year. The partial disgorgement of profits made sense because it was unclear whether Mr. Lebed could have been convicted in a jury trial. Furthermore, a trial would have seriously disrupted Mr. Lebed's homework schedule. In September 2000, Mr. Lebed was 15 years old.

At age 12, Jonathan entered a CNBC stock-picking contest for children. His team finished fourth in the nation, enough to make the local newspaper. At 13, he started trading with real money in an account his mom opened for him on E-Trade. He was an avid contributor to the Yahoo! Finance chat room. He frequently put his stock recommendations on the chat room wire, complete with optimistic forecasts of future success for the subject company with lots of exclamation points included in the copy. He found that making his reports vivid had a better impact on his audience than more conservative writing. Michael Lewis, author of a recent book that shares Jonathan's tale,1 thinks the SEC was smart to settle for $285 grand. After all, Mr. Lebed was doing neither more nor less than was being done by thousands of other people, both amateur and "professional." The amateurs were reading and writing chat room touts while some professionals were plugging the same stocks with little more factual basis than Mr. Lebed was using. If the SEC had tried to make an example of Jonathan, they might have been accused of picking on a little kid.

Jonathan's example does not mark the first time a youngster took on the market with great success. In 1968, Adam Smith wrote about kids running money in his book titled The Money Game.2

   "My boy," said the Great Winfield3 over the phone, "Our trouble is that we are too old for this market. The best players in this kind of market have not passed their twenty-ninth birthday ... My solution to the current market, Kids. This is a kid's market. This is Billy the Kid, Johnny the Kid, and Sheldon the Kid ... Billy the Kid started with five thousand dollars and has run it up over half a million in the last six months." "Wow!" I said. I asked Billy the Kid how he did it.

   "Computer leasing stocks, sir!" He said, like a cadet being quizzed by an upperclassman. "I buy the convertibles, bank them, and buy some more ... I put up five percent cash." I asked Billy the Kid why these computer leasing stocks are so good.

   "The need for computers is practically infinite," said Billy the Kid. "Leasing has proved to be the only way to sell them, and computer companies themselves do not have the capital. Therefore, earnings will be up a hundred percent this year, will double next year, and will double again the year after ..." "Look at the skepticism on the face of this dirty old man," said the Great Winfield, pointing at me [Smith] ... "He's going to ask what makes a finance company worth fifty times earnings. Right?" Billy the Kid smiled tolerantly, well aware that the older generation has trouble figuring out the New Math, the New Economics, and the New Market.

   I asked how much it costs to rent a kid. "A buck fifty an hour, room, board, no baby-sitting, only one day's lawn-mowing a week, and half the trading profits," said the Great Winfield.

In 1929, the first great popular stock market boom, kids showed up for the first time. One article complained that investing was "becoming a children's crusade, not an adventure for a few hard-boned knights; a place for the butcher, the barber and the candle-stick maker."4 Other non-kid sources of investment wisdom in 1929 included Evangeline Adams, an astrologer, and Pat Bologna, shoe shiner to J.P. Morgan partners and Joe Kennedy.

It seems that every time the market gets near a peak, the kids take over. Therefore, I would like to contribute another market indicator to the financial literature. I call it the zit indicator. You know the market has reached the top when a kid with Oxy 10 instead of shaving cream in his medicine cabinet is knocking down big bucks in the market.

A proper world is supposed to be divided into professionals and outsiders. The outsiders are supposed to be content to give respect and fees to insiders for advice. The information on companies and markets available on the Internet made it apparently very easy for anyone, pre- or post-adolescence, to feel knowledgeable about stocks and the market. E-Trade made it possible for them to execute their trades from home. In a once in a lifetime runaway bull market such as 1999, anybody with a Yahoo! connection could be a stock market genius. For those of us who were paid a lot of money to be professional stock market geniuses, this was somewhere between inconvenient and embarrassing. Jonathan Lebed may have described the market mentality of the time better than anyone:

     "People who trade stocks, trade based on what they feel will move and they can trade for profit. Nobody makes investment decisions based on reading financial filings. Whether a company is making millions or losing millions it has no impact on the price of the stock. Whether it is analysts, brokers,

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Wanger Advisors Trust      2002 Semiannual Report

     advisors, Internet traders, or the companies, everybody is manipulating the market. If it wasn't for everybody manipulating the market, there wouldn't be a stock market at all."5

What did the grown-ups in Mr. Lebed's life do or say when he was speculating vigorously and making $100,000 per month? His parents apparently had no idea what was going on. However, his teachers at school did know that Jonathan was speculating outrageously in the market. As a result, they continually badgered him for stock tips. At one point, a teacher called Mr. Lebed out of an exam to ask him if he had ideas about the five stocks in the teacher's portfolio.

The Internet has flattened the difference between professional and outsider. Even though many Internet stocks have vanished, the Internet itself is alive and well. It is a great leveler. For instance, it allows anyone in the world to post material that anyone anywhere else in the world can read. This is not what dictators like to see. Those who are against free speech are furious. Robert Mugabe, dictator of Zimbabwe, has put a journalist on trial for an article that was posted on the Internet. The Internet will go a long way toward reducing the number of dictators in the world. There is an enormous amount of material on the Internet about the stock market.6 The problem for the user, of course, is to figure out which websites offer useful, interesting, well-reasoned opinions and which are the rantings of a sex-crazed adolescent (excuse the redundancy).

The related effect of the Internet is to deflate the value of all expertise and authority. The SEC is a competent, serious agency. As long as most stock reports were published by a couple of dozen banks, investment advisors and brokerage firms, it wasn't too hard for the Feds to keep track of what was going on and discipline anyone who violated standards. The AIMR7 tests and licenses people who call themselves CFAs, a designation that implies that the holder has the technical skills and ethics to make reasonable comments on stocks. If anybody and everybody can put their opinion on Internet chat rooms, and other people decide to take action based on these dubious communications, then SEC and AIMR alike have far less control over the veracity of the information reaching investors.

Everyone is a brave soldier while drinking beer with buddies. Combat turns out to be different from barroom conversation, I am told. I have never been in combat but at least I understand half of the metaphor. In a runaway bull market, a 14-year-old kid and his teacher can both make money. The market of the last two years is likely to have returned both of them to the classroom to write an essay on the meaning of Darwinian struggle. Any period of giddy enthusiasm such as 1998-99 is bound to end badly. It is highly likely that the high prices of 1999 (S&P 500 at 1,550) represented levels that will not be exceeded before Jonathan has earned his MBA.

This doesn't mean that the stock market will be a terrible place even if returns of 15% or 20% per year will be exceedingly hard to come by. We had such a period from 1969 to 1982 and, even though the market was no higher at the end of the period than it had been at the beginning, there were still lots of interesting and profitable things to do. For instance, retailing saw the decline of department stores and the emergence of discounters including Wal-Mart and Home Depot. In technology, Digital Equipment, Cray Research and Storage Technology were great companies and great stocks (no longer the case for these three). The oil and gas industry was a leading sector with many exciting small companies succeeding or failing due to their exploration skills/luck. I still remember Houston Oil & Minerals with great fondness.

There is no reason to think one should give up in this kind of market but it is highly likely that experienced professionals will do better than enthusiastic adolescents on balance, although some of these kids will prove to be the investment pros of the future.

[photo of RALPH WANGER

RALPH WANGER

Chief Investment Officer, Liberty Wanger Asset Management, L.P.
Lead Portfolio Manager, Liberty Acorn Trust

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1Lewis, Michael, Next: The Future Just Happened, W.W. Norton & Company, New
York, NY, 2002.
2Chapter 17: "Losers and Winners: Poor Grenville, Charley, and the Kids," Smith, Adam, The Money Game, Random House, New York, NY, 1967 and 1968.
3The Great Winfield, as described by Smith, "is a friend of mine who is a tape-reader, a super-speculator, and most recently, Marlboro-commercial rancher."
4Harper's Magazine, April 1929. Quoted in Thomas and Morgan-Witts, The Day the Bubble Burst, Doubleday, Garden City, NY, 1979.
5Lewis, op. cit.
6"325,000 financial websites," says Maria Bartiromo in a book she co-authored called Use The News. (HarperBusiness, New York, NY, 2001) She also writes about the Lebed case, giving the SEC's point of view. However, the book as a whole is not great.
7Association for Investment Management and Research.



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Wanger Advisors Trust      2002 Semiannual Report

[art: squirrel]

PERFORMANCE REVIEW     WANGER U.S. SMALLER COMPANIES*


Wanger U.S. Smaller Companies* declined 6.02% for the six-month period ended June 30, 2002 vs. a 4.70% drop in the Russell 2000. Accounting scandals, earnings disappointments and telecom meltdowns have caused the stock market to decline sharply in 2002.

Even in tough markets, there are always companies that prosper. The Fund's top performer was security guard and prison management firm Wackenhut. The company's sale to global security firm Group 4 Falck drove the stock up 73%. ITT Educational Services, a provider of technology-oriented degree programs, was also strong. ITT has steady, recurring revenue and stands to benefit from a weaker economy as displaced workers seek training to find new jobs. Lincare Holdings, a provider of home care for respiratory patients, also posted positive returns. Demand for its services is strong and Lincare is dominant in its niche. It is prospering while several of its competitors have gone out of business. Retailers Christopher & Banks, Steven Madden and Coach also ranked in the top holdings as consumers turned to shopping as a respite from gloomy economic news.

Kronos was the biggest dollar loser for the six-month period. This provider of time management software holds a dominant market share but was hit by slowed sales due to curtailed spending by its customers. We continue to like the stock and believe it will have an upswing when corporate spending picks up. Energy trading company Dynegy was also down dramatically. The stock, which was still selling at $30 a share two months ago, is now just over a buck per share. The company's business was better than Enron's but not enough better to keep it from getting destroyed. Mutual fund administrator SEI Investments declined with the markets. Company fees are based on a percentage of assets under management but despite current conditions, SEI continues to gain market share. The tumble in telecoms provided another performance hurdle. Mediacom Communications, Western Wireless, Telephone and Data Systems and Seachange International were among the Fund's losers. Telecom sank as overcapacity in the sector drove prices down.

Fear is the current market fad. The papers are loaded with stories predicting prolonged bear market conditions and new scandals seem to be popping up each day. In response, investors are taking money out of the market. Like those investors who jumped in at the high in 1999 just in time to catch the ride down, investors who jump out now may miss out on some terrific deals. I would argue that this may be a better time to invest in the markets than any time in the last two years.

*Effective May 1, 2002, Wanger U.S. Small Cap was renamed Wanger U.S. Smaller Companies.

Small-cap stocks are often more volatile and less liquid than the stocks of larger companies. Small companies may have a shorter history of operations than larger companies and may have a less diversified product line, making them more susceptible to market pressure.

As of 06/30/02, the Fund's positions in the holdings mentioned were: Wackenhut, 0.0%; ITT Educational Services, 4.7%; Lincare Holdings, 5.3%; Christopher & Banks, 0.7%; Steven Madden, 1.7%; Coach, 0.6%; Kronos, 2.5%; Dynegy, 0.5%; SEI Investments, 1.6%; Mediacom Communications, 0.8%; Western Wireless, 0.3%; Telephone and Data Systems, 1.2%; Seachange International, 0.7%.

[photo of ROBERT A. MOHN]

ROBERT A. MOHN

Portfolio Manager

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Wanger Advisors Trust      2002 Semiannual Report

THE VALUE OF A $10,000 INVESTMENT IN
WANGER U.S. SMALLER COMPANIES*

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH JUNE 30, 2002

[line chart data]:


        AVERAGE ANNUAL TOTAL RETURN
-----------------------------------------------
  1 Year    3 Years   5 Years Life of fund
  -9.21%     2.92%     8.53%     15.89%


                  WANGER U.S.
                  SMALLER COMPANIES            Russell 2000

5/31/95          $ 9,870.0                     $10,179.4
9/30/95           12,060.0                      11,765.0
12/31/95          11,600.0                      12,019.9
3/31/96           13,296.8                      12,633.3
6/30/96           15,350.9                      13,265.3
9/30/96           15,791.8                      13,310.1
12/31/96          17,004.2                      14,002.6
3/31/97           16,365.5                      13,278.5
6/30/97           19,093.1                      15,431.1
9/30/97           22,394.9                      17,727.7
12/31/97          22,005.3                      17,134.0
3/31/98           24,865.1                      18,857.5
6/30/98           25,361.1                      17,978.3
9/30/98           20,875.5                      14,356.5
12/31/98          23,916.2                      16,697.8
3/31/99           22,387.9                      15,792.1
6/30/99           26,374.5                      18,248.0
9/30/99           25,388.8                      17,094.2
12/31/99          29,908.8                      20,247.2
3/31/00           29,076.9                      21,681.5
6/30/00           25,545.4                      20,862.0
9/30/00           26,740.9                      21,092.7
12/31/00          27,469.2                      19,635.5
3/31/01           26,306.2                      18,358.2
6/30/01           31,669.2                      20,981.2
9/30/01           26,567.5                      16,619.3
12/31/01          30,596.6                      20,123.7
3/31/02           32,219.2                      20,925.3
6/30/02           28,753.9                      19,177.6

This graph compares the results of $10,000 invested in Wanger U.S. Smaller Companies on May 3,1995 (the date the Fund began operations) through June 30, 2002 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger U.S. Smaller Companies is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.


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RESULTS AS OF JUNE 30, 2002

                       2nd quarter    Year to date      1 year
WANGER U.S.
SMALLER COMPANIES          -10.76%      -6.02%          -9.21%
Russell 2000                -8.35%      -4.70%          -8.60%
S&P MidCap 400              -9.31%      -3.21%          -4.72%
S&P 500                    -13.40%      -13.16%         -17.99%

N.A.V. AS OF 6/30/02: $20.91

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

*Wanger U.S. Small Cap was renamed Wanger U.S. Smaller Companies on May 1, 2002.

Portfolio holdings will vary in the future.

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TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/02
Information                                  30.1%
Health Care                                  19.1
Consumer Goods/Services                      13.0
Finance                                      11.6
Energy/Minerals                               5.6


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TOP 10 HOLDINGS
As a % of net assets

1. Lincare Holdings 5.3%
Home Health Care Services

2. ITT Educational
Services            4.7%
Technology Oriented
Post Secondary Degree Programs

3. JDA Software     3.5%
Applications/Software & Services for Retailers

4. AmeriCredit      3.4%
Auto Lending

5. First Health Group 3.4%
PPO Network

6. Conectiv         3.2%
Electric Utility in New Jersey, Delaware & Maryland

7. Commonwealth
Telephone           2.6%
Rural Phone Franchises & CLEC

8. Kronos           2.5%
Labor Management Solutions

9. Micros Systems   2.3%
Information Systems for Restaurants & Hotels

10. Steris          2.1%
Sterilization Devices

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Wanger Advisors Trust      2002 Semiannual Report

[art: squirrel]

PERFORMANCE REVIEW    WANGER INTERNATIONAL SMALL CAP

While U.S. markets hobbled through the first half of the year, international markets regained their footing. The EMI Global ex US rose 7.66% for the six-month period ended June 30, 2002. Wanger International Small Cap was up 5.58% for that period, falling short of the benchmark due to blow-ups in a couple of Korean holdings and general market weakness in the UK.

What's interesting to note about year-to-date market performance is the spread between small-cap and large-cap benchmarks. For the six month period, the EMI Global ex US surpassed the large-cap EAFE Index by 9%. That is a large amount. Astute U.S. equity investors know that the Russell 2000 has outperformed the S&P 500 since early 1999. Should it be a surprise that international markets follow suit? In 2001, the EMI index and EAFE fell a lot, but the former finished the year down between one-quarter and one-third less. We believe outperformance of small caps may be developing into a global trend.

We can think of a few reasons why the cycle right now might favor small-cap equities worldwide. First, smaller companies have a reputation for responding more quickly to a pickup in economic activity because they are more agile than larger corporations. We believe this may translate into faster earnings growth coming out of a recession, and a higher bounce for the share price. Second, bear markets typically punish riskier assets more than defensive ones. Since the "flight to safety" usually equates with blue chips, the relative valuations of smaller companies suffer. That makes most small caps cheaper at the bottom, with more room for multiple expansion when the markets recover.

Both of these conditions appear to exist in today's environment but two additional factors may be at work this time around. The Enron debacle and various accounting scandals have placed a premium on transparency. We believe small companies are easier to understand because their organizations are often less complex. Therefore, we feel transparency is less of an issue for smaller companies.

The other factor is what might be called the "nineties reversal syndrome":
Everything that did well in the last decade will trail the averages for the next decade, and vice versa. We have seen this phenomenon with growth vs. value. Value managers were hurting badly up until the spring of 2000, when they suddenly came back into style with a vengeance. Small-cap managers (with the exception of those specializing in technology) were another out of favor group for most of the last dozen years. The prevailing mantra was "bigger is better," especially if prefaced with the word "multinational." Stock markets have a tendency to take good ideas too far, until the pendulum invariably swings back. We believe international plus small cap could well turn out to be a strong combination.

Small-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

[photo of TODD M. NARTER]

TODD M. NARTER

Co-Portfolio Manager

[photo of CHRISTOPHER J. OLSON]

CHRISTOPHER J. OLSON

Co-Portfolio Manager

6
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Wanger Advisors Trust      2002 Semiannual Report

THE VALUE OF A $10,000 INVESTMENT IN
WANGER INTERNATIONAL SMALL CAP

TOTAL RETURN FOR EACH PERIOD
MAY 3, 1995 THROUGH JUNE 30, 2002

[line chart data]:

         AVERAGE ANNUAL TOTAL RETURN
---------------------------------------------------
  1 Year    3 Years   5 Years Life of fund
  -7.09%     2.85%     7.15%     15.25%

                  WANGER
                  INTERNATIONAL         EMI Global
                  SMALL CAP             ex US

5/3/95           $10,000.0             $10,000.0
6/30/95           10,970.0               9,889.5
9/30/95           12,910.0              10,265.1
12/31/95          13,450.0              10,421.5
3/31/96           15,499.1              11,019.5
6/30/96           17,183.4              11,491.6
9/30/96           17,023.0              11,217.3
12/31/96          17,754.8              11,051.5
3/31/97           18,357.5              10,973.0
6/30/97           19,568.3              11,753.3
9/30/97           19,363.1              11,308.5
12/31/97          17,495.5              10,048.2
3/31/98           21,306.5              11,686.3
6/30/98           21,410.2              11,462.2
9/30/98           17,437.3               9,673.7
12/31/98          20,352.2              10,923.1
3/31/99           21,564.1              11,104.9
6/30/99           25,404.3              11,939.7
9/30/99           29,265.6              12,484.8
12/31/99          46,071.7              13,688.2
3/31/00           54,788.8              14,005.8
6/30/00           44,628.0              13,590.7
9/30/00           41,179.0              12,822.6
12/31/00          33,243.8              11,966.0
3/31/01           29,861.7              10,807.9
6/30/01           29,742.8              11,102.3
9/30/01           23,692.2               9,347.9
12/31/01          26,173.6              10,211.8
3/31/02           27,006.4              10,858.1
6/30/02           27,635.3              10,992.8


This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2002 with the EMIGlobal ex US. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billion. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.



--------------------------------------------------------------------------------
RESULTS TO JUNE 30, 2002

                       2nd quarter   Year to date       1 year
WANGER INTERNATIONAL
  SMALL CAP                  2.33%       5.58%          -7.09%
EMI Global ex US             1.24%       7.66%          -0.99%
EAFE                        -2.12%      -1.62%          -9.49%
Lipper International
  Small Cap Funds Index      2.62%       6.91%          -4.23%
Lipper International
  Funds Index               -1.89%       0.52%          -7.29%

N.A.V. AS OF 6/30/02: $16.26

The EMI Global ex US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Small Cap Funds Index is made up of the 10 largest non-U.S. funds investing in small-cap companies. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 6/30/02
Japan                                         14.1%
United Kingdom                                13.9
Netherlands                                    8.8
Germany                                        6.7
France                                         6.2



--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets

1. Bang & Olufsen   1.8%
Manufacturer of High-End Electronics - Denmark

2. AltaGas Services 1.7%
Natural Gas Gatherer &
Processor - Canada

3. CSK              1.7%
Computer Services - Japan

4. Fugro            1.6%
Survey &GPS
Services - Netherlands

5. Red Electrica    1.6%
Power Grid - Spain

6. ARRK             1.4%
Prototypes & Moulds for New
Product Development - Japan

7. Cegedim          1.4%
Medical Market
Research-- France

8. Prosegur         1.4%
Security Guards - Spain

9. United Services
Group               1.3%
Temporary Staffing Services
- Netherlands

10. OPG Group       1.3%
Pharmaceutical Wholesaler & Retailer - Netherlands

Wanger Advisors Trust      2002 Semiannual Report

[art: squirrel]

PERFORMANCE REVIEW     WANGER TWENTY

For the six-month period, Wanger Twenty fell 5.14% vs. a 3.21% loss for the S&P MidCap 400, a 13.16% decline for the large-cap S&P 500 and a 17.37% drop for the Lipper Mid-Cap Growth Index. Although we are always dissatisfied when losing money, we are pleased with the Fund's relative outperformance compared to its Lipper Mid-Cap Growth peer group* during a particularly challenging period for the equity markets.

A pair of health care stocks, Boston Scientific and Lincare Holdings, were the top performing names for the six-month period with gains of 23% each. Boston Scientific develops stents and catheters used in heart surgery. Lincare offers home health care services for respiratory patients. Both companies benefited from strong growth in the medical industry, which has generally been insulated from the economic downturn. Synopsys, a new position for the Fund this year, was up 22% for the half-year. Synopsys provides software used in designing semiconductor chips. Fidelity National Financial, another new position, was up 21%. Fidelity National is the largest title insurance company in the country. Its business has benefited from the strong growth of home purchases and mortgage refinancings.

The Fund's biggest losing positions were Comverse Technology and Dynegy, each down 42%. Comverse, a provider of voicemail and related systems, is a telecom name that was hurt by the further declines in its sector. A competitor to Enron in the energy trading business, Dynegy has been closely scrutinized. We sold both stocks to buy some of our new ideas that we believe offer more attractive investment opportunities. As a result, we believe we have upgraded the quality of the Fund's portfolio. In a non-diversified fund like Wanger Twenty, constant monitoring and evaluating of the risk of a holding vs. the reward potential is essential. Because of the increased market volatility, we are continuing to analyze a growing number of investment candidates. Should prices drop to favorable levels, we will swap into these stocks as well in an effort to improve the Fund's risk/reward profile.

* The Lipper Mid-Cap Growth Funds Category Average for the quarter was -14.62%. Year-to-date the average was -16.68% to June 30 and for the 1 year, -25.16%

Wanger Twenty is a non-diversified fund. The performance of each of its holdings will have a greater impact on the Fund's total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Boston Scientific, 5.1%; Lincare Holdings, 4.1%; Synopsys, 5.9%; Fidelity National Financial, 2.9%; Comverse Technology, 0.0%; Dynegy, 0.0%.

[photo of JOHN H. PARK]

JOHN H. PARK

Portfolio Manager

Wanger Advisors Trust      2002 Semiannual Report

THE VALUE OF A $10,000 INVESTMENT IN
WANGER TWENTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH JUNE 30, 2002

]line chart data]:

   AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  1 year    3 years  Life of fund
  -0.07%     6.68%      13.08%

                  WANGER TWENTY        S&P MidCap 400

2/1/99           $10,000.0             $10,000.0
3/31/99           10,530.0               9,741.2
6/30/99           12,530.0              11,120.2
9/30/99           11,410.0              10,186.3
12/31/99          13,430.0              11,936.9
3/31/00           13,696.7              13,451.5
6/30/00           13,822.0              13,008.1
9/30/00           15,064.3              14,588.3
12/31/00          14,698.9              14,026.6
3/31/01           13,790.7              12,515.5
6/30/01           15,220.9              14,162.3
9/30/01           13,592.3              11,816.4
12/31/01          16,035.2              13,941.9
3/31/02           15,920.3              14,879.2
6/30/02           15,210.5              13,494.2


This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through June 30, 2002, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium- to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.



--------------------------------------------------------------------------------
1RESULTS TO JUNE 30, 2002

                         2nd quarter    Year to date     1 year
WANGER TWENTY                 -4.46%       -5.14%        -0.07%
S&P MidCap 400                -9.31%       -3.21%        -4.72%
S&P 500                      -13.40%      -13.16%       -17.99%
Lipper Mid-Cap Growth Index  -14.95%      -17.37%       -25.50%

N.A.V. AS OF 6/30/02:  $14.57

The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid-Cap Growth Index measures the performance of the 30 largest mid-cap growth funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/02
Information                                   36.6%
Health Care                                   21.5
Finance                                       17.9
Consumer Goods/Services                       10.2
Industrial Goods/Services                      5.3


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets

1. H&R Block        8.2%
Tax Preparation

2. First Health Group6.0%
PPO Network

3. Synopsys         5.9%
Software for Designing Semiconductor Chips

4. Markel           5.5%
Specialty Insurance

5. Expeditors International
of Washington       5.3%
International Freight Forwarder

6. Boston Scientific 5.1%
Stents & Catheters

7. International Game Technology    4.9%
Slot Machines & Progressive Jackpots

8. Associated
Banc-Corp           4.6%
Midwest Bank

9. Liberty Media Group 4.5%
CATV & Satellite Dish Programming

10. Jones Apparel   4.4%
Women's Apparel

Wanger Advisors Trust      2002 Semiannual Report

[art: squirrel]

PERFORMANCE REVIEW     WANGER FOREIGN FORTY

Wanger Foreign Forty declined 2.84% for the six-month period ended June 30, 2002. The SSB World ex US Cap Range $2-$10B was up 5.64% for the same period. The relative underperformance for the six-month period can be largely attributed to weakness in the Fund's UK and Japanese holdings in the early months of the year.

The Fund's top performers year-to-date were two Irish financial names: Irish Life & Permanent, up 45%, and Anglo Irish Bank, up 58%. European financial stocks have benefited from low interest rates and tame inflation. Irish Life is a major player in one of the fastest growing life assurance markets in Europe. The company has managed to gain considerable market share by cutting costs, developing a multi-channel network for its products, and improving customer service. Anglo Irish Bank has exceptional asset quality and a growing customer base. As a result, loan growth has outpaced its peers and the share price has followed.

Another winner for the six months was Givaudan, a Swiss-based manufacturer of flavors and fragrances. The stock gained nearly 34% in the period on news that the company would not go ahead with a potentially expensive acquisition. Japanese holdings were good performers late in the period, helped in part by the weakening dollar. The yen strengthened 10% against the U.S. dollar during the second quarter of the year.

On the downside, Amdocs, an Israeli software provider to the telecommunications industry, crashed when management pre-announced weak earnings for the quarter. Historically, Amdocs management has set aggressive growth targets and has achieved these targets since the bulk of its business is based on long-term contracts. The stock's decline mirrors the general malaise in software and telecom stocks worldwide. Australia's Computershare, a provider of financial software and services, was also off substantially in the period.

The investment environment both at home and abroad has been a tough one for investors. Given the breadth of corporate problems around the world, and the lack of a sustained economic recovery, volatility will likely continue to be high. Against this backdrop, stock prices have been marked down a lot, which we believe should lead to a number of higher-quality names selling at bargain-basement prices. In a weak U.S. market, the euro and yen should continue to strengthen against the dollar. We are optimistic about the future for international markets.

As of 2/1/02 Wanger Foreign Forty became a diversified fund. Prior to that, Wanger Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on its total return, and may make the Fund's returns more volatile than a more diversified fund. Mid-cap stocks tend to be more volatile and may be less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

As of 6/30/02, the Fund's positions in the holdings mentioned were: Irish Life & Permanent, 3.6%; Anglo Irish Bank, 2.4%; Givaudan, 2.5%; Amdocs, 0.5%; Computershare, 0.0%.

[photo of TODD M. NARTER]

TODD M. NARTER

Co-Portfolio Manager

[photo of CHRISTOPHER J. OLSON]

CHRISTOPHER J. OLSON

Co-Portfolio Manager

Wanger Advisors Trust      2002 Semiannual Report

THE VALUE OF A $10,000 INVESTMENT IN
WANGER FOREIGN FORTY

TOTAL RETURN FOR THE PERIOD
FEBRUARY 1, 1999 THROUGH JUNE 30, 2002

]line chart data]:

   AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
  1 year    3 years  Life of fund
 -4.257%     4.38%       7.77%


                 WANGER                SSB World ex US
                 FOREIGN FORTY         Cap Range $2-$10B

2/1/99           $10,020.0             $ 9,749.8
3/31/99           10,190.0              10,135.2
6/30/99           11,350.0              10,623.6
9/30/99           11,650.0              11,183.3
12/31/99          18,390.0              12,387.9
3/31/00           20,853.0              12,298.7
6/30/00           20,193.5              12,231.9
9/30/00           19,827.1              11,802.4
12/31/00          18,099.8              11,637.7
3/31/01           14,664.2              10,288.7
6/30/01           15,052.2              10,668.9
9/30/01           11,811.2               9,109.7
12/31/01          13,283.4               9,835.5
3/31/01           12,918.2              10,244.8
6/30/02           12,906.8              10,390.3

This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through June 30, 2002, to the SSB World ex US Cap Range $2-$10B Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. DUE TO ONGOING MARKET VOLATILITY, PERFORMANCE IS SUBJECT TO SUBSTANTIAL SHORT-TERM FLUCTUATIONS. Wanger Foreign Forty is a non-diversified fund that invests in the stocks of medium- to larger-size companies with market capitalizations of $5 billion to $15 billion. Prior to 2/1/02, Wanger Foreign Forty was a non-diversified fund, meaning that the performance of its holdings would have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.



--------------------------------------------------------------------------------
1RESULTS TO JUNE 30, 2002

                       2nd quarter    Year to date        1 year
WANGER FOREIGN FORTY        -0.09%      -2.84%           -14.25%
SSB World ex US
  Cap Range $2-10B           1.42%       5.64%            -2.61%
EAFE                        -2.12%      -1.62%            -9.49%

N.A.V. AS OF 6/30/02: $11.31

The SSB World ex US Cap Range $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

Performance numbers reflect all Fund expenses but do not include insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

Portfolio holdings will vary in the future.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES
As a % of net assets, as of 6/30/02
Japan                                        13.2%
United Kingdom                               12.4
Ireland                                      10.1
Switzerland                                   9.9
France                                        9.6


--------------------------------------------------------------------------------
TOP 10 HOLDINGS
As a % of net assets


1. Rhoen-Klinikum   4.8%
Hospital Management - Germany

2. DNB Holding      4.1%
Universal Bank - Norway

3. Kerry Group      4.1%
Food Ingredients - Ireland

4. Oriental Land    3.9%
Disney Theme Park Operator
- Japan

5. Alliance Unichem 3.7%
Pharmaceutical Wholesaler & Retailer - UK

6. Irish Life & Permanent  3.6%
Life Insurance & Savings
Products - Ireland

7. Nintendo         3.5%
Entertainment Software
& Hardware - Japan

8. Pargesa Holdings 3.3%
Industrial & Media
Conglomerate - Switzerland

9. Investors Group  3.2%
Mutual Funds - Canada

10. Synthes-Stratec 3.1%
Products for Orthopedic Surgery
- Switzerland

Wanger Advisors Trust      2002 Semiannual Report

WANGER U.S. SMALLER COMPANIES
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
         COMMON STOCKS-89.1%
         INFORMATION-30.1%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-0.8%
555,000  Mediacom Communications (b)                                  $4,323,450
         Cable Television Franchises
--------------------------------------------------------------------------------
         RADIO-2.1%
395,900  Salem Communications (b)                                      9,846,033
         Radio Stations for Religious Programming
 80,000  Cumulus Media, Cl. A                                          1,102,400
         Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                      10,948,433
--------------------------------------------------------------------------------
         TELECOMMICATIONS/WIRELINE COMMUNICATIONS-2.6%
336,300  Commonwealth Telephone (b)                                   13,532,712
         Rural Phone Franchises & CLEC
--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-2.4%
103,000  Telephone & Data Systems                                      6,236,650
         Cellular & Telephone Services
351,750  COMARCO (b)                                                   2,771,790
         Wireless Network Testing
560,000  Western Wireless (b)                                          1,792,000
         Rural Cellular Phone Franchises
430,000  Crown Castle International (b)                                1,689,900
         Communication Towers in USA & UK
--------------------------------------------------------------------------------
                                                                      12,490,340
--------------------------------------------------------------------------------
         TELECOMMUNICATIONS EQUIPMENT-0.2%
347,800  Aspect Telecommunications (b)                                 1,112,960
         Call Center Equipment
--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES/
         MARKETING-2.6%
192,900  Information Holdings (b)                                      4,706,760
         Scientific & Medical Publications, Patent Information
545,100  Navigant Consulting (b)                                       3,810,249
         Consulting Firm
153,700  Getty Images (b)                                              3,346,049
         Photographs for Publications & Electronic Media
200,000  Rainbow Technologies (b)                                        984,000
         Computer Network Security Products
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES/
         MARKETING-2.6% (CONT)
 43,000  Martha Stewart Living Omnimedia (b)                            $493,210
         Magazines, Merchandise & TV Programs
--------------------------------------------------------------------------------
                                                                      13,340,268
--------------------------------------------------------------------------------
          BUSINESS/CONSUMER SOFTWARE-11.7%
655,000   JDA Software Group (b)                                      18,510,300
          Applications/Software & Services for Retailers
421,350   Kronos (b)                                                  12,846,540
          Labor Management Solutions
442,900   Micros Systems (b)                                          12,272,759
          Information Systems for Restaurants & Hotels
380,000   JD Edwards (b)                                               4,617,000
          Mid Market ERP & Supply Chain Software
1,320,000 Novell (b)                                                   4,237,200
          Directory, Identity Management & Authorization Software
266,000   MRO Software (b)                                             3,027,080
          Enterprise Management Software
450,000   MAPICS (b)                                                   2,515,500
          Mid Market ERP Software
440,000   E.Piphany (b)                                                1,931,600
          CRM Software
 37,500   THQ (b)                                                      1,118,250
          Entertainment Software
100,000   Multex.com (b)                                                 408,000
          Provider Of Investment Info To Institutions & Individuals
--------------------------------------------------------------------------------
                                                                      61,484,229
--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-2.2%
235,440  Global Payments                                               7,004,340
         Credit Card Processor
152,000  Concord EFS (b)                                               4,581,280
         Credit Card Processor
--------------------------------------------------------------------------------
                                                                      11,585,620
--------------------------------------------------------------------------------
         COMPUTER HARDWARE/RELATED SYSTEMS-1.5%
415,800  Seachange International (b)                                   3,650,724
         Systems for Video on Demand & Ad Insertion
 31,600  Zebra Technologies (b)                                        1,523,752
         Bar Code Printing Hardware, Supplies & Software



See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER U.S. SMALLER COMPANIES
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         COMPUTER HARDWARE/RELATED SYSTEMS-1.5% (CONT)
111,000  American Power Conversion (b)                                $1,401,930
         Uninterruptible Power Systems
301,205  SensAble Technologies (b)                                     1,000,001
         Sensory Devices for Computer Based Sculpting
 35,000  Applied Films (b)                                               390,600
         Thin-Film Glass Coating Equipment
--------------------------------------------------------------------------------
                                                                       7,967,007
--------------------------------------------------------------------------------
         SEMICONDUCTORS/RELATED EQUIPMENT-0.8%
 90,000  Integrated Circuit Systems (b)                                1,817,100
         Silicon Timing Devices
120,000  Axcelis Technologies (b)                                      1,356,000
         Ion Implantation Tools
 95,900  IXYS (b)                                                        515,942
         Power Semiconductors
 68,600  Microsemi (b)                                                   452,760
         Analog/Mixed Signal Semiconductors
--------------------------------------------------------------------------------
                                                                       4,141,802
--------------------------------------------------------------------------------
         GAMING EQUIPMENT-0.1%
 35,000  Shuffle Master (b)                                              642,950
         Card Shufflers, Casino Games & Slot Machines
--------------------------------------------------------------------------------
         INSTRUMENTATION-1.2%
288,000  Tektronix (b)                                                 5,388,480
         Analytical Instruments
 25,000  Mettler Toledo (b)                                              921,750
         Laboratory Equipment
--------------------------------------------------------------------------------
                                                                       6,310,230
--------------------------------------------------------------------------------
         COMPUTER SERVICES-1.9%
753,000  RCM Technologies (b)                                          3,765,000
         Technology Staffing Services
137,000  American Management Systems (b)                               2,618,070
         Software Development Services
170,000  Pomeroy Computer Resources (b)                                2,478,600
         Network Integration Services
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         COMPUTER SERVICES-1.9% (CONT)
256,600  Analysts International                                       $1,090,550
         Technology Staffing Services
--------------------------------------------------------------------------------
                                                                       9,952,220
--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                           157,832,221
         HEALTH CARE-19.1%
--------------------------------------------------------------------------------
         BIOTECHNOLOGY/DRUG DELIVERY-1.2%
346,200  Inhale Therapeutic Systems (b)                                3,285,438
         Pulmonary Drug Delivery
154,231  SYRRX, Series C (b)                                           1,002,502
         X-Ray Crystallography
250,000  Locus Discovery, Series D. Pfd. (b)                           1,000,000
         High Throughput Rational Drug Design
 42,000  Myriad Genetics (b)                                             854,280
         Gene Discovery & Diagnostic Products
--------------------------------------------------------------------------------
                                                                       6,142,220
--------------------------------------------------------------------------------
         MEDICAL EQUIPMENT-4.7%
581,000  Steris (b)                                                   11,102,910
         Sterilization Devices
219,000  Edwards Lifesciences (b)                                      5,080,800
         Heart Valves
136,000  Orthofix International (b)                                    4,780,400
         Bone Fixation & Stimulation Devices
213,600  Visx (b)                                                      2,328,240
         Laser Eye Surgery Equipment
338,000  Novoste (b)                                                   1,561,560
         Radiation Catheters for In-Stent Restenosis
--------------------------------------------------------------------------------
                                                                      24,853,910
--------------------------------------------------------------------------------
         MEDICAL SUPPLIES-0.2%
 35,000  Techne (b)                                                      987,700
         Cytokines, Antibodies, Other Reagents For Life Sciences
--------------------------------------------------------------------------------
         SERVICES-13.0%
866,000  Lincare Holdings (b)                                         27,971,800
         Home Health Care Services
636,000  First Health Group (b)                                       17,833,440
         PPO Network



See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER U.S. SMALLER COMPANIES
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                                Value
Shares
--------------------------------------------------------------------------------
          SERVICES-13.0% (CONT)
1,318,000 Beverly Enterprises (b)                                    $10,029,980
          Nursing Homes
309,300   NDCHealth                                                    8,629,470
          Health Claims Processing & Drug Marketing Services
 86,000   Syncor International (b)                                     2,709,000
          Nuclear Pharmacy for Radiopharmaceuticals
592,700   Magellan Health Services (b)                                   592,700
          Mental Health Services
 19,300   Medquist (b)                                                   513,959
          Medical Transcription Services
--------------------------------------------------------------------------------
                                                                      68,280,349
--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                           100,264,179
         CONSUMER GOODS/SERVICES-13.0%
--------------------------------------------------------------------------------
         RETAIL-2.7%
 85,000  Christopher & Banks (b)                                       3,595,500
         Specialty Women's Retailer at Moderate Price Levels
 99,000  Zale Corp (b)                                                 3,588,750
         Specialty Retailer of Jewelry
 55,000  Hot Topic (b)                                                 1,469,050
         Music Inspired Retailer of Apparel, Accessories & Gifts
 85,000  Tweeter Home Entertainment Group (b)                          1,388,900
         Consumer Electronics Retailer
 55,000  Genesco (b)                                                   1,339,250
         Multi-Concept Branded Footware Retailer
105,000  Gadzooks (b)                                                  1,321,950
         Teen Apparel Retailer
 67,000  Borders (b)                                                   1,232,800
         Bookstores
  1,700  Aeropostale (b)                                                  46,529
         Mall Based Teen Retailer
--------------------------------------------------------------------------------
                                                                      13,982,729
--------------------------------------------------------------------------------
         APPAREL-3.0%
445,000  Steven Madden (b)                                             8,823,905
         Wholesaler/Retailer of Fashion Footware
--------------------------------------------------------------------------------
Number of                                                                Value
Shares
--------------------------------------------------------------------------------
         APPAREL-3.0% (CONT)
 59,000  Coach (b)                                                    $3,239,100
         Designer & Retailer of Branded Leather Accessories
108,000  Skechers USA (b)                                              2,333,880
         Footwear Designer & Marketer
 39,480  Jones Apparel (b)                                             1,480,500
         Women's Apparel
--------------------------------------------------------------------------------
                                                                      15,877,385
--------------------------------------------------------------------------------
         ENTERTAINMENT-0.4%
 80,000  Six Flags                                                     1,156,000
         Worldwide Theme Park Operator
 45,000  Speedway Motors (b)                                           1,144,350
         Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
                                                                       2,300,350
--------------------------------------------------------------------------------
         CASINOS-0.5%
107,700  Monarch Casino & Resort (b)                                   1,597,191
         Casino/Hotel in Reno
 75,000  Alliance Gaming (b)                                             936,000
         Diversified Gaming Company
--------------------------------------------------------------------------------
                                                                       2,533,191
--------------------------------------------------------------------------------
          DURABLE GOODS-1.3%
410,000   Callaway Golf                                                6,494,400
          Premium Golf Clubs & Balls
--------------------------------------------------------------------------------
          NON-DURABLES-0.2%
 25,000   Scotts Company (b)                                           1,135,000
          Consumer Lawn & Garden Products
--------------------------------------------------------------------------------
          TRAVEL-0.2%
150,000   La Quinta (b)                                                1,087,500
          Owner/Franchiser of Mid-Priced Hotels
--------------------------------------------------------------------------------
          CONSUMER SERVICES-4.7%
1,130,000 ITT Educational Services (b)                                24,634,000
          Technology Oriented Post Secondary Degree Programs
--------------------------------------------------------------------------------
          CONSUMER GOODS/SERVICES-TOTAL                               68,044,555



See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER U.S. SMALLER COMPANIES
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                                Value
Shares

         FINANCE-11.6%
--------------------------------------------------------------------------------
         BANKS/SAVINGS & LOANS-2.3%
 99,000  Texas Regional Bancshares                                    $4,817,340
         Tex-Mex Bank
105,500  Chittenden                                                    3,057,390
         Vermont & Western Massachusetts Bank
 37,000  TCF Financial                                                 1,816,700
         Great Lakes Bank
 65,200  Anchor Bancorp Wisconsin                                      1,571,972
         Wisconsin Thrift
 26,500  Peoples Bank Bridgeport                                         691,915
         Connecticut Savings & Loan
--------------------------------------------------------------------------------
                                                                      11,955,317
--------------------------------------------------------------------------------
         FINANCE COMPANIES-3.8%
640,400  AmeriCredit (b)                                              17,963,220
         Auto Lending
232,000  World Acceptance (b)                                          1,948,800
         Personal Loans
--------------------------------------------------------------------------------
                                                                      19,912,020
--------------------------------------------------------------------------------
         INSURANCE-3.3%
 43,000  Markel (b)                                                    8,471,000
         Specialty Insurance
220,000  HCC Insurance Holdings                                        5,797,000
         Aviation Insurace
 92,000  Leucaudia National                                            2,912,720
         Insurance Holding Company
--------------------------------------------------------------------------------
                                                                      17,180,720
--------------------------------------------------------------------------------
         MONEY MANAGEMENT-2.2%
306,000  SEI Investments                                               8,620,020
         Mutual Fund Administration & Investment Management
 60,900  Neuberger Berman                                              2,228,940
         Major Asset Management Company
 27,900  BKF Capital Group (b)                                           795,150
         Institutional Money Manager
--------------------------------------------------------------------------------
                                                                      11,644,110
--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                60,692,167
--------------------------------------------------------------------------------
Number of                                                               Value
Shares


         INDUSTRIAL GOODS/SERVICES-4.6%
--------------------------------------------------------------------------------
         INDUSTRIAL GOODS-0.8%
 98,000  Clarcor                                                      $3,101,700
         Mobile & Industrial Filters
 25,100  Mine Safety Appliances                                        1,004,000
         Safety Equipment
--------------------------------------------------------------------------------
                                                                       4,105,700
--------------------------------------------------------------------------------
         MACHINERY-0.9%
 50,000  Ametek                                                        1,862,500
         Aerospace/Industrial Instruments
 49,000  Esco Technologies (b)                                         1,715,000
         Filtration & Test Equipment
 35,000  Cuno (b)                                                      1,266,300
         Filtration & Fluids Clarification
--------------------------------------------------------------------------------
                                                                       4,843,800
--------------------------------------------------------------------------------
         SPECIALTY CHEMICALS & INDUSTRIAL MATERIALS-0.5%
 95,000  Spartech                                                      2,586,850
         Plastics Distribution & Compounding
--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-2.4%
412,100  Insurance Auto Auctions (b)                                   8,035,950
         Auto Salvage Services
125,000  Clark/Bardes Consulting (b)                                   2,855,000
         Executive Compensation & Benefits Consulting
174,000  Hub Group (b)                                                 1,609,500
         Truck & Rail Freight Forwarder
--------------------------------------------------------------------------------
                                                                      12,500,450
--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                              24,036,800
         ENERGY/MINERALS-5.6%
--------------------------------------------------------------------------------
         OIL/GAS PRODUCERS-0.4%
 70,000  Southwestern Energy (b)                                       1,063,300
         Oil & Gas Exploration/Production
 20,000  Evergreen Resources (b)                                         850,000
         Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                       1,913,300




See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER U.S. SMALLER COMPANIES
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                            Value
Shares
--------------------------------------------------------------------------------
         OIL SERVICES-1.5%
841,000  Newpark Resources (b)                                        $6,181,350
         Oilfield Fluid Management & Equipment Rental
 89,000  FMC Technologies (b)                                          1,847,640
         Deep Water Oil & Gas Well Head Manuacturer
--------------------------------------------------------------------------------
                                                                       8,028,990
--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-3.7%
232,000  Equitable Resources                                           7,957,600
         Natural Gas Utility & Producer
168,000  Atmos Energy                                                  3,937,920
         Natural Gas Utility
495,000  Tesoro Petroleum (b)                                          3,836,250
         Oil Refinery/Gas Producer
393,400  Dynegy                                                        2,832,480
         Energy Trading &Generation
115,000  Aquila                                                          570,988
         Energy Trading
--------------------------------------------------------------------------------
                                                                      19,135,238
--------------------------------------------------------------------------------
         ENERGY/MINERALS-TOTAL                                        29,077,528
         OTHER INDUSTRIES-5.1%
--------------------------------------------------------------------------------
         REAL ESTATE-1.3%
152,000  Chelsea Property Group                                        5,084,400
         Outlet Malls
 47,000  The Rouse Company                                             1,551,000
         Regional Shopping Malls
--------------------------------------------------------------------------------
                                                                       6,635,400
--------------------------------------------------------------------------------
Principal Amount or                                                      Value
Number of Shares
--------------------------------------------------------------------------------
         REGULATED UTILITIES-3.8%
647,000  Conectiv                                                    $16,699,070
         Electric Utility in New Jersey, Delaware & Maryland
175,000  Unisource Energy                                              3,255,000
         Electric Utility in Arizona
--------------------------------------------------------------------------------
                                                                      19,954,070
--------------------------------------------------------------------------------
         OTHER INDUSTRIES--TOTAL                                      26,589,470

TOTAL COMMON STOCKS (COST: $380,263,307)-89.1%                       466,536,920
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS-10.7%
--------------------------------------------------------------------------------
          Yield 1.62% - 1.68% Due 7/1/02 - 7/5/02
$15,800,000                      AmGen Financial                      15,799,289
14,922,000                            GE Capital                      14,920,649
14,740,000                          Toyota Motor                      14,740,000
10,720,000                    Prudential Funding                      10,717,999
--------------------------------------------------------------------------------
(AMORTIZED COST: $56,177,937)                                         56,177,937

TOTAL INVESTMENTS (COST: $436,441,244)(A)-99.8%                      522,714,857
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES-0.2%                            1,169,151
--------------------------------------------------------------------------------
TOTAL NET ASSETS-100%                                               $523,884,008
================================================================================

   NOTES TO STATEMENT OF INVESTMENTS:

(a)At June 30, 2002, cost for federal income tax purposes is the same and net unrealized appreciation was $86,273,613 consisting of gross unrealized appreciation of $140,455,345 and gross unrealized depreciation of $54,181,732.

(b)Non-income producing security.


See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
         COMMON STOCKS-92.3%
         EUROPE-56.9%
--------------------------------------------------------------------------------
         GERMANY/AUSTRIA-7.4%
118,001  Zaph Creation                                                $3,088,903
         Toy Manufacturer
150,000  Jenoptik                                                      2,848,227
         High Tech Construction & Electrical Components
135,000  GFK                                                           2,476,396
         Market Research Services
383,000  Takkt                                                         2,221,617
         Mail Order Retailer of Office & Warehouse Durables
 56,000  Flughafen Wien (Austria)                                      1,932,333
         Vienna Airport Authority
 64,000  DisDeutscher Industrie Services                               1,649,939
         Temporary Employment
112,000  Norddeutsche Affinerie                                        1,526,987
         Copper Smelter/Copper Products
 75,600  Hugo Boss Designs                                             1,379,286
         Fashion Apparel
 18,000  Beru                                                            972,711
         Auto Parts & Electronics
 55,000  Software AG                                                     741,679
         Database Software
 32,100  Teleplan International (b)                                      201,476
         After-Sale Warranty Repair Services
 20,000  Lion Bioscience (b)                                              83,290
         Bioinformatics
--------------------------------------------------------------------------------
                                                                      19,122,844
--------------------------------------------------------------------------------
         DENMARK-2.5%
175,450  Bang & Olufsen                                                4,660,182
         Manufacturer of High-End Electronics
 24,500  Kobenhavns Lufthavne                                          1,896,665
         Copenhagen Airport Authority
--------------------------------------------------------------------------------
                                                                       6,556,847
--------------------------------------------------------------------------------
         NETHERLANDS-8.8%
 76,128  Fugro                                                         4,189,402
         Survey & GPS Services
174,548  United Services Group                                         3,478,769
         Temporary Staffing Services

--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         NETHERLANDS-8.8% (CONT)
 79,300  OPG Group                                                    $3,416,470
         Pharmaceutical Wholesaler & Retailer
161,000  IM Tech                                                       3,392,340
         Technical Engineering
 66,370  Hunter Douglas                                                2,053,255
         Decorative Window Coverings
174,300  OCE                                                           2,039,361
         Manufacturer of High Speed Copiers
104,000  Aalberts Industries                                           1,936,616
         Flow Control & Heat Treatment
 40,831  Nutreco Holdings                                              1,395,957
         Salmon, Animal Feeds
105,200  Pink Roccade                                                    854,308
         Computer Services/Outsourcing
--------------------------------------------------------------------------------
                                                                      22,756,478
--------------------------------------------------------------------------------
         FINLAND-1.9%
135,000  Lassila & Tikanoja                                            2,543,326
         Waste Removal
 70,000  Amer Group                                                    2,290,481
         Branded Outdoor Sporting Goods
--------------------------------------------------------------------------------
                                                                       4,833,807
--------------------------------------------------------------------------------
         SWEDEN-3.6%
152,800  Lindex                                                        3,095,550
         Ladies & Children's Wear
119,000  Cardo                                                         2,716,213
         Industrial Doors, Pumps & Railbraking Systems
144,500  Hexagon                                                       2,667,013
         Diversified Engineering
150,000  Intrum Justitia (b)                                             868,236
         Receivables Management & Debt Collection
--------------------------------------------------------------------------------
                                                                       9,347,012
--------------------------------------------------------------------------------
         FRANCE/BELGIUM-6.6%
 60,000  Cegedim                                                       3,617,174
         Medical Market Research
120,000  Fininfo                                                       3,325,659
         Data Feeds for French Banks & Brokers




See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         FRANCE/BELGIUM-6.6% (CONT)
 45,000  Coface                                                       $2,692,802
         Credit Insurance
 83,200  Prosodie                                                      2,474,909
         Automated Call Centers
 35,000  IPSOS                                                         2,446,650
         Market Research
 95,000  Cerep (b)                                                     1,332,891
         Health Care
200,036  Telindus Group (Belgium)                                      1,130,570
         Network Integration Services
--------------------------------------------------------------------------------
                                                                      17,020,655
--------------------------------------------------------------------------------
          UNITED KINGDOM/IRELAND-15.8%
220,000   French Connection                                            3,351,687
          Clothing Wholesaler & Retailer
550,000   Spectris                                                     3,280,106
          Electronic Instruments & Controls
450,000   Expro International                                          3,203,931
          Offshore Oil Field Services
430,000   Nestor Healthcare                                            3,028,615
          Healthcare Staffing Solutions
400,000   Charles Taylor Consulting                                    2,480,463
          Mutual Insurance Management
790,000   Care UK                                                      2,352,689
          Nursing Home & Psychiatric Care Facilities
300,000   Anglo Irish Bank (Ireland)                                   1,942,446
          Corporate Lending & Private Banking
200,000   Torex                                                        1,858,816
          Application Software for Hospital Management & Retail
900,000   Mitie Group                                                  1,812,116
          Facilities Management
160,000   Bloomsbury Publishing                                        1,810,432
          Publishing
3,000,000 Waterford Wedgwood (Ireland)                                 1,784,790
          Crystal, Tableware & Cookware
300,000   Ricardo                                                      1,689,241
          Auto Engine Design
300,000   Grafton Group (Ireland)                                      1,308,846
          DIY Retailing & Wholesaling of Construction Materials
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-15.8% (CONT)
375,000  TDG Group                                                    $1,280,424
         Logistics & Storage Company
445,800  St. James Capital                                             1,249,134
         Life Insurance & Investment Product Distributor
750,000  Tullow Oil (b)                                                1,108,744
         Oil & Gas Producer
225,000  Homestyle Group                                               1,040,416
         Soft Furnishings Retailer
250,000  Hit Entertainment                                             1,018,215
         Television Shows for Children
350,000  Aggreko                                                         964,935
         Provider of Temporary Power & Temperature
         Control Services
220,000  Umeco                                                           951,610
         Aerospace Parts Distributor
269,200  Taylor Nelson                                                   791,396
         Market Research Services
100,000  Galen Holdings                                                  721,784
         Women's Health Care
250,000  Amey                                                            687,104
         Facilities Management
300,000  RPS Group                                                       594,852
         Environmental Consulting
120,000  Edinburgh Fund Managers                                         499,216
         Investment Management
--------------------------------------------------------------------------------
                                                                      40,812,008
--------------------------------------------------------------------------------
         SPAIN-5.5%
375,000  Red Electrica                                                 4,071,552
         Power Grid
255,000  Prosegur                                                      3,605,573
         Security Guards
192,500  Zarddoya Otis                                                 2,557,703
         Elevator Maintenance & Service Provider
356,000  Cortefiel                                                     2,174,429
         Apparel Retailer
244,100  Abengoa                                                       1,778,975
         Engineering & Construction
--------------------------------------------------------------------------------
                                                                      14,188,232



See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         SWITZERLAND-4.8%
  7,500  Hiestand Holding (b)                                         $2,417,966
         Bakery Goods
  8,000  Geberit International (b)                                     2,268,584
         Plumbing Supplies
 10,200  Kaba Holdings                                                 2,203,767
         Building Security Systems
  5,900  Saia Burgess Electronics                                      1,971,845
         Electrical Components Manufacturing
  7,000  Feintool International                                        1,417,865
         Engineering & Machinery
100,000  Xstrata (b)                                                   1,286,235
         Smelting
 12,000  Bachem                                                          729,188
         Drug Manufacturer
--------------------------------------------------------------------------------
                                                                      12,295,450
--------------------------------------------------------------------------------
          EUROPE-TOTAL                                               146,933,333
          ASIA-26.2%
--------------------------------------------------------------------------------
          HONG KONG-4.2%
5,700,000 Global Bio-Chem Technology Group                             2,137,514
          Corn-Based Food Products
750,000   Hong Kong Exchanges & Clearing1,                               235,585
          Trading, Clearing & Settlement Services for
          Financial Markets
2,000,000 SCMP Group                                                   1,160,264
          English Language Newspaper in Hong Kong
3,800,000 Tingyi Holding                                               1,157,059
          Instant Noodles
2,300,000 Aeon Credit Service                                            899,365
          Credit Card Issuer
2,250,000 Zhejiang Expressway                                            764,428
          Toll Road Builder & Operator
1,100,000 Travelsky Technology                                           754,492
          Online Air Travel Bookings in China
1,244,000 JCG Holding                                                    741,620
          Consumer Finance
2,044,000 NGAI Lik Industrial                                            733,748
          China Based A/V Contract Manufacturer
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
          HONG KONG-4.2% (CONT)
200,000   Wing Hang Bank                                                $662,825
          Consumer & Commercial Banking
2,374,000 Jiangsu Express                                                646,767
          Toll Road Builder & Operator
 50,000   Linmark (b)                                                     14,744
          Apparel/Hard Goods Sourcing Agent
--------------------------------------------------------------------------------
                                                                      10,908,411
--------------------------------------------------------------------------------
         JAPAN-14.1%
120,000  CSK                                                           4,284,817
         Computer Services
 82,000  ARRK                                                          3,702,804
         Prototypes & Moulds for New Product Development
 75,000  Fuji Seal                                                     3,242,462
         Packaging Materials & Machinery
 70,000  Eneserve (b)                                                  3,155,077
         Sells &Maintains In-House Power Generators
825,000  Daiei OMC (b)                                                 3,083,789
         Credit Card Issuer
103,200  Hokuto                                                        2,692,511
         Mushroom Production
 28,000  Moshi Moshi Hotline                                           2,655,182
         Telemarketing
220,000  Tenma                                                         2,498,306
         Molded Plastic Products
  7,000  Bellsystem 24                                                 2,455,575
         Call Centers
230,000  NIFCO                                                         2,286,825
         Industrial Fasteners
 75,000  BML                                                           2,119,830
         Clinical Testing
 63,000  Goldcrest                                                     1,938,704
         Developer/Seller of Apartments
 60,000  Drake Beam Morin                                              1,906,593
         Employment Outplacement Services
 48,300  Wilson Learning                                                 323,117
         Corporate Training
--------------------------------------------------------------------------------
                                                                      36,345,592




See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
          TAIWAN-2.7%
2,460,000 Phoenixtec Power                                            $1,907,034
          Uninterruptable Power Supplies
180,000   ASE Test (b)                                                 1,746,000
          Semiconductor Packaging &Test Services
793,000   Advantech                                                    1,744,553
          Computer Based Industrial Automation
2,300,000 Chroma Ate                                                   1,665,968
          Test & Measurement Insturments
--------------------------------------------------------------------------------
                                                                       7,063,555
--------------------------------------------------------------------------------
          SINGAPORE-2.0%
200,000   Venture Manufacturing                                        1,595,519
          Electronic Manufacturing Services
1,000,000 Sembcorp Logistics                                           1,250,389
          Logistic Services for Marine Transport
2,500,000 Star Cruises (b)                                             1,012,500
          Cruise Line
2,000,000 Comfort Group                                                  837,365
          Singapore Taxi Service
400,000   Want Want Holdings                                             386,000
          Snack Foods
--------------------------------------------------------------------------------
                                                                       5,081,773
--------------------------------------------------------------------------------
         THAILAND-0.1%
840,800  Thai Union Frozen Products                                      350,291
         Canned Tuna Fish
--------------------------------------------------------------------------------
         INDIA-0.4%
 80,000  Housing Development Finance                                   1,066,394
         Mortgage Loan Provider in India
--------------------------------------------------------------------------------
         SOUTH KOREA-2.7%
 44,000  Halla Climate Control (b)                                     1,974,689
         Auto Parts Manufacturer
100,000  S1 Corporation                                                1,948,378
         Home/Business Security Services
 90,000  Samyoung Heat Exchange                                        1,030,392
         Power Plant Related Machinery
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         SOUTH KOREA-2.7% (CONT)
 90,000  Jungsoft                                                     $1,019,151
         System Recovery Software
 20,000  Yuhan                                                           907,578
         Ethical Drug Producer
--------------------------------------------------------------------------------
                                                                       6,880,188
--------------------------------------------------------------------------------
         ASIA-TOTAL                                                   67,696,204
         LATIN AMERICA-1.5%
--------------------------------------------------------------------------------
         MEXICO-0.8%
750,000  Consorcio ARA (b)                                             1,093,075
         Low/Medium Income House Builder
 70,000  Grupo Aeroportuario                                             903,000
         Mexican Airport Authority
--------------------------------------------------------------------------------
                                                                       1,996,075
--------------------------------------------------------------------------------
         ARGENTINA-0.4%
 63,900  Siderca                                                       1,010,259
         Seamless Pipes for Oil Wells
--------------------------------------------------------------------------------
         BRAZIL-0.3%
182,700  Cia De Consessoes Rodoviaria (b)                                907,826
         Brazilian Tollroads
--------------------------------------------------------------------------------
         LATIN AMERICA-TOTAL                                           3,914,160
         OTHER COUNTRIES-7.7%
--------------------------------------------------------------------------------
         AUSTRALIA-0.9%
 55,000  Perpetual Trustees                                            1,329,696
         Investment Management
800,000  Computershare                                                   991,848
         Financial Software/Services
--------------------------------------------------------------------------------
                                                                       2,321,544
--------------------------------------------------------------------------------
         CANADA-5.0%
600,000  AltaGas Services                                              4,315,691
         Natural Gas Gatherer and Processor
400,000  Patheon (b)                                                   3,214,992
         Pharmaceuticals




See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         CANADA-5.0% (CONT)
135,000  Corus Entertainment (b)                                      $2,396,396
         CATV Programming & Radio Stations
199,998  Silent Witness (b)                                            1,319,770
 99,999  Silent Witness Warrants (b)                                           0
         Security Camera Manufacturer
 46,000  Celestica (b)                                                 1,039,051
         Electronic Manufacturing Services
 40,000  Martinrea International (b)                                     335,265
 38,000  Martinrea International (formerly
         known as Royal Laser Tech) (b)                                  335,265
         Auto Parts
--------------------------------------------------------------------------------
                                                                      12,956,430
--------------------------------------------------------------------------------
         UNITED STATES-1.0%
160,000  Central Euro Distribution (b)                                 2,489,440
         Spirits & Wine Distribution
--------------------------------------------------------------------------------
         ISRAEL-0.8%
430,000  Paradigm Geophysical (b)                                      2,171,500
         Seismic Software
--------------------------------------------------------------------------------
         OTHER COUNTRIES-TOTAL                                        19,938,914

TOTAL COMMON STOCKS (COST: $241,255,536)-92.3%                       238,482,611
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Principal                                                              Value
Amount


SHORT-TERM OBLIGATIONS-6.1%
--------------------------------------------------------------------------------
           Yield 1.70% - 1.79% Due 7/1/02 - 7/2/02
$9,861,000 Toyota Motor                                               $9,860,534
5,877,000  AmGen Financial                                             5,877,000
--------------------------------------------------------------------------------
(AMORTIZED COST: $15,737,534)                                         15,737,534

TOTAL INVESTMENTS (COST: $256,993,070)(A)-98.4%                      254,220,145
---------------------------------------------- ---------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES-1.6%                            3,976,214
--------------------------------------------------------------------------------
TOTAL NET ASSETS-100%                                               $258,196,359
================================================================================


   NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2002, cost for federal income tax purposes is $258,759,994 and net unrealized depreciation was $4,539,849 consisting of gross unrealized appreciation of $34,239,350 and gross unrealized depreciation of $38,779,199.

(b)  Non-income producing security.

(c) At June 30, 2002, $82,884,769 or 32.1% of the Fund's net assets was denominated in the Euro currency.




See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER INTERNATIONAL SMALL CAP
                             PORTFOLIO DIVERSIFICATION (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------

AT JUNE 30, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                Value       Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Business Information &
   Marketing Services     $15,068,826         5.8%
Computer Services           8,128,511         3.1
Instrumentation             6,265,845         2.4
Business Software           5,461,295         2.1
Computer Hardware           3,651,587         1.4
Television Programming      3,414,611         1.3
Contract Manufacturing      3,368,318         1.3
Transaction Processors      2,981,925         1.2
Publishing                  2,970,696         1.2
Internet Related            2,474,909         1.0
Semiconductors and Related
   Equipment                1,746,000         0.7
--------------------------------------------------------------------------------
                            55,532,523        21.5
HEALTHCARE
Services                    10,917,604         4.2
Pharmaceuticals              4,844,354         1.9
Biotechnology/
  Drug Delivery              2,062,079         0.8
--------------------------------------------------------------------------------
                           17,824,037         6.9
CONSUMER GOODS/SERVICES
Food                       10,537,298         4.1
Retail                      9,662,082         3.7
Durable Goods               4,732,190         1.8
Electronics                 4,660,182         1.8
Entertainment               3,088,903         1.2
Goods Distribution          2,489,440         1.0
Leisure Products            2,290,481         0.9
Furniture and Textiles      2,053,255         0.8
Apparels                    1,394,030         0.5
Cruise Lines                1,012,500         0.4
--------------------------------------------------------------------------------
                           41,920,361        16.2

                                Value   Percent
--------------------------------------------------------------------------------
FINANCE
Savings & Loans            $5,321,386         2.1%
Insurance                   3,729,597         1.4
Credit Cards                3,083,789         1.2
Banks                       1,942,446         0.8
Money Management            1,828,912         0.7
Finance Companies           1,609,856         0.6
--------------------------------------------------------------------------------
                           17,515,986         6.8

--------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Industrial Services        16,108,315         6.2
Outsourcing & Training
    Services               14,755,226         5.7
Industrial Materials       13,935,659         5.4
Conglomerates              10,168,069         3.9
Machinery                   6,297,986         2.4
Construction                5,291,588         2.1
Electrical Components       2,173,321         0.8
Steel                       1,010,259         0.4
--------------------------------------------------------------------------------
                           69,740,423        26.9

--------------------------------------------------------------------------------
ENERGY/MINERALS

Oil Services                9,564,833         3.7
Oil Refining/
    Marketing/Distribution  4,315,691         1.7
Independent Power           3,155,077         1.2
Non-Ferrous Metals          2,813,222         1.1
Oil/Gas Producers           1,108,744         0.4
--------------------------------------------------------------------------------
                           20,957,567         8.1

--------------------------------------------------------------------------------
OTHER
Transportation              7,888,383         3.1
Regulated Utilities         4,071,552         1.6
Real Estate                 3,031,779         1.2
--------------------------------------------------------------------------------
                           14,991,714         5.9

--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS      238,482,611        92.3

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS     15,737,534         6.1

--------------------------------------------------------------------------------
TOTAL INVESTMENTS         254,220,145        98.4

--------------------------------------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES            3,976,214         1.6
--------------------------------------------------------------------------------
NET ASSETS               $258,196,359       100.0%

================================================================================

See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER TWENTY                 STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
         COMMON STOCKS-91.5%
         INFORMATION-36.6%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-4.5%
115,000  Liberty Media Group, AT&T (b)                                $1,150,000
         CATV & Satellite Dish Programming
--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING
         SERVICES/PUBLISHING-10.4%
 45,000  H & R Block                                                   2,076,750
         Tax Preparation
 11,000  Moody's                                                         547,250
         Ratings Service for Credit Obligations
--------------------------------------------------------------------------------
                                                                       2,624,000
--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-9.1%
 27,000  Synopsys (b)                                                  1,479,870
         Software for Designing Semiconductor Chips
 67,000  JD Edwards (b)                                                  814,050
         Mid Market ERP & Supply Chain Software
--------------------------------------------------------------------------------
                                                                       2,293,920
--------------------------------------------------------------------------------
         GAMING EQUIPMENT-4.9%
 22,000  International Game Technology (b)                             1,247,400
         Slot Machines & Progressive Jackpots
--------------------------------------------------------------------------------
         INSTRUMENTATION-7.7%
 23,000  Mettler Toledo (b)                                              848,010
         Laboratory Equipment
 24,000  Waters (b)                                                      640,800
         Chromatography, Mass Spectrometry, Thermal Analysis
 24,000  Tektronix (b)                                                   449,040
         Analytical Instruments
--------------------------------------------------------------------------------
                                                                       1,937,850
--------------------------------------------------------------------------------
         INFORMATION-TOTAL                                             9,253,170
         HEALTH CARE-21.5%
--------------------------------------------------------------------------------
         HOSPITAL/LABORATORY SUPPLIES-2.8%
 25,000  Techne (b)                                                      705,500
         Cytokines, Antibodies, Other Reagents For
         Life Sciences
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         MEDICAL EQUIPMENT-5.1%
 44,000  Boston Scientific (b)                                        $1,290,080
         Stents & Catheters
--------------------------------------------------------------------------------
         SERVICES-13.6%
 54,000  First Health Group (b)                                        1,514,160
         PPO Network
 32,000  Lincare Holdings (b)                                          1,033,600
         Home Health Care Services
 50,000  IMS Health                                                      897,500
         Prescription Data to Pharmaceutical Industry
--------------------------------------------------------------------------------
                                                                       3,445,260
--------------------------------------------------------------------------------
         HEALTH CARE-TOTAL                                             5,440,840
         CONSUMER GOODS/SERVICES-10.2%
--------------------------------------------------------------------------------
         ENTERTAINMENT-2.1%
 13,000  International Speedway Motors                                   521,300
         Largest Motorsport Racetrack Owner & Operator
--------------------------------------------------------------------------------
         APPAREL-4.4%
 30,000  Jones Apparel (b)                                             1,125,000
         Women's Apparel
--------------------------------------------------------------------------------
         LEISURE VEHICLES-3.7%
 18,000  Harley-Davidson                                                 922,860
         Motorcycles & Related Merchandise
--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES-TOTAL                                 2,569,160
         FINANCE-17.9%
--------------------------------------------------------------------------------
         MONEY MANAGEMENT-1.4%
 13,000  SEI Investments                                                 366,210
         Mutual Fund Administration & Investment Management
--------------------------------------------------------------------------------
         INSURANCE-8.4%
  7,000  Markel (b)                                                    1,379,000
         Specialty Insurance
 23,100  Fidelity National Financial                                     729,960
         Title Insurance & Other Services
--------------------------------------------------------------------------------
                                                                       2,108,960




See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER TWENTY                 STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         BANKS-8.1%
 30,800  Associated Banc-Corp                                         $1,161,468
         Midwest Bank
 18,000  TCF Financial                                                   883,800
         Great Lakes Bank
--------------------------------------------------------------------------------
                                                                       2,045,268
--------------------------------------------------------------------------------
         FINANCE-TOTAL                                                 4,520,438
         INDUSTRIAL GOODS/SERVICES-5.3%
--------------------------------------------------------------------------------
         LOGISTICS-5.3%
 40,000  Expeditors International of Washington                        1,326,400
         International Freight Forwarder
--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES-TOTAL                               1,326,400

TOTAL COMMON STOCKS (COST: $19,389,729)-91.5%                         23,110,008
--------------------------------------------------------------------------------
Principal                                                               Value
Amount


SHORT-TERM OBLIGATIONS-8.1%
--------------------------------------------------------------------------------
         Yield 1.63% - 1.79% Due 7/01/02 - 7/02/02
$787,000 Toyota Motor                                                   $786,926
633,000  Prudential Funding                                              632,971
631,000  AmGen Financial                                                 631,000
--------------------------------------------------------------------------------
(AMORTIZED COST: $2,050,897)                                           2,050,897

TOTAL INVESTMENTS (COST: $21,440,626)(A)-99.6%                        25,160,905
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES-0.4%                               89,224
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                                $25,250,129
================================================================================


   NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2002, cost for federal income tax purposes is the same and net unrealized appreciation was $3,720,279 consisting of gross unrealized appreciation of $4,719,894 and gross unrealized depreciation of $999,615.

(b)  Non-income producing security.



See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER FOREIGN FORTY          STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares

         COMMON STOCKS-89.2%
         EUROPE-61.7%
--------------------------------------------------------------------------------
         GERMANY-7.2%
 16,000  Rhoen-Klinikum                                                 $777,375
         Hospital Management
  9,000  Deutsche Boerse                                                 381,499
         Trading, Clearing & Settlement Services
         for Financial Markets
--------------------------------------------------------------------------------
                                                                       1,158,874
--------------------------------------------------------------------------------
         DENMARK-2.0%
 13,000  Jyske Bank                                                      326,210
         Retail & Corporate Banking
--------------------------------------------------------------------------------
         NORWAY-7.2%
123,000  DNB Holding                                                     670,876
         Universal Bank
 25,650  Orkla                                                           495,986
         Diversified Consumer Goods
--------------------------------------------------------------------------------
                                                                       1,166,862
--------------------------------------------------------------------------------
         FRANCE/BELGIUM-10.5%
 18,000  Suez                                                            481,893
         Regulated Utilities
  8,200  Essilor International                                           334,741
         Eyeglass Lenses
  7,000  AGF                                                             322,888
         Life & Health Insurance
  2,600  Technip                                                         274,818
         Global Oil Engineering & Construction
  3,986  RTL Group (Belguim)                                             158,093
         TV & Radio Broadcaster
  7,400  Euronext                                                        139,412
         Trading, Clearing & Settlement Services
         for Financial Markets
--------------------------------------------------------------------------------
                                                                       1,711,845
--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-22.5%
 45,000  Kerry Group (Ireland)                                           669,296
         Food Ingredients
 63,000  Alliance Unichem                                                595,656
         Pharmaceutical Wholesaler & Retailer
--------------------------------------------------------------------------------
Number of                                                               Value
Shares
--------------------------------------------------------------------------------
         UNITED KINGDOM/IRELAND-22.5% (CONT)
 40,000  Irish Life & Permanent (Ireland)                               $581,048
         Life Insurance & Savings Products
 80,000  Smith & Nephew                                                  445,148
         Medical Equipment & Supplies
 60,000  Anglo Irish Bank (Ireland)                                      388,489
         Corporate Lending & Private Banking
100,000  Wood Group (b)                                                  321,863
         Oil Services
 30,000  Standard Chartered                                              321,444
         International Banking Group
 25,000  Galen Holdings                                                  180,446
         Women's Health Care
 20,000  Hanson Trust                                                    142,703
         Global Supplier of Construction Material
--------------------------------------------------------------------------------
                                                                       3,646,093
--------------------------------------------------------------------------------
         SWITZERLAND-9.9%
    260  Pargesa Holdings                                                538,222
         Industrial & Media Conglomerate
    830  Synthes-Stratec                                                 509,959
         Products for Orthopedic Surgery
  1,000  Givaudan                                                        405,104
         Industrial Fragrances & Flavors
    550  Julius Baer                                                     158,750
         Private Banking, Brokerage & Mutual Funds
--------------------------------------------------------------------------------
                                                                       1,612,035
--------------------------------------------------------------------------------
         ITALY-2.4%
 30,000  Autogrill                                                       350,116
         Restaurants & Catering for Travelers
  5,000  Saipem                                                           36,092
         Offshore Oil Construction & Drilling
--------------------------------------------------------------------------------
                                                                         386,208
--------------------------------------------------------------------------------
         EUROPE-TOTAL                                                 10,008,127



See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER FOREIGN FORTY          STATEMENT OF INVESTMENTS (Unaudited) JUNE 30, 2002
--------------------------------------------------------------------------------
Number of                                                               Value
Shares

         ASIA-17.9%
--------------------------------------------------------------------------------
         HONG KONG-2.6%
 40,000  TVB                                                            $170,258
         Television Programming & Broadcasting
110,000  Li & Fung                                                       148,078
         Sourcing of Consumer Goods
 90,000  Hang Lung Properties                                            102,693
         Property Manager
--------------------------------------------------------------------------------
                                                                         421,029
--------------------------------------------------------------------------------
         JAPAN-13.2%
  8,800  Oriental Land                                                   630,647
         Disney Theme Park Operator
  3,800  Nintendo                                                        560,856
         Entertainment Software & Hardware
  6,000  Orix                                                            485,178
         Finance Leasing & Other Financial Services
  4,000  Hoya                                                            291,675
         Opto-Electrical Components & Eyeglasses
 13,000  Terumo                                                          174,152
         Medical Supplies
--------------------------------------------------------------------------------
                                                                       2,142,508
--------------------------------------------------------------------------------
         SINGAPORE-2.1%
 22,500  Venture Manufacturing                                           179,496
         Electronic Manufacturing Services
150,000  Singapore Technical Engineering                                 163,795
         Defense Supplier
--------------------------------------------------------------------------------
                                                                         343,291
--------------------------------------------------------------------------------
         ASIA-TOTAL                                                    2,906,828
         OTHER COUNTRIES-9.6%
--------------------------------------------------------------------------------
         AUSTRALIA-2.5%
150,000  Lion Nathan                                                     409,983
         Beer Brewer/Distributor
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Principal Amount or                                                     Value
Number of Shares
--------------------------------------------------------------------------------
         CANADA-6.6%
 28,000  Investors Group                                                $512,736
         Mutual Funds
  8,800  Talisman Energy                                                 396,332
         Oil & Gas Producer
  7,000  Celestica (b)                                                   158,118
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                       1,067,186
--------------------------------------------------------------------------------
         ISRAEL-0.5%
 11,200  Amdocs (b)                                                       84,560
         Telecommunications Billing & Customer Care Software
--------------------------------------------------------------------------------
         OTHER COUNTRIES-TOTAL                                         1,561,729

TOTAL COMMON STOCKS (COST $14,261,168)-89.2%                          14,476,684
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS-10.5%
--------------------------------------------------------------------------------
         Yield 1.63% - 1.70% Due 7/1/02 - 7/3/02
$835,000 GE Capital                                                      835,000
436,000  Toyota Motor                                                    435,959
436,000  AmGen Financial                                                 435,920
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,706,879)                                           1,706,879

TOTAL INVESTMENTS (COST: $15,968,047)(B)-99.7%                        16,183,563
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS LESS LIABILITIES-0.3%                               51,742
--------------------------------------------------------------------------------
TOTAL NET ASSETS-100%                                                $16,235,305
================================================================================


   NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2002, cost for federal income tax purposes is $15,978,432 and net unrealized appreciation was $205,131 consisting of gross unrealized appreciation of $1,298,100 and gross unrealized depreciation of $1,092,969.

(b)  Non-income producing security.

(c) At June 30, 2002, $4,895,762 or 30.2% of the Fund's net assets were denominated in the Euro currency.




See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

WANGER FOREIGN FORTY         PORTFOLIO DIVERSIFICATION (Unaudited) JUNE 30, 2002

AT JUNE 30, 2002, THE FUND'S PORTFOLIO INVESTMENTS AS A PERCENT OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                Value       Percent
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY
Computer Related Hardware
Contract Manufacturing       $337,614         2.1%
Semiconductors and Related
   Equipment                  291,675         1.8
--------------------------------------------------------------------------------
                              629,289         3.9
Media
TV Broadcasting               328,350         2.0
--------------------------------------------------------------------------------
                              328,350         2.0
Software and Services
Transaction Processors        520,911         3.2
Business Software              84,560         0.5
--------------------------------------------------------------------------------
                              605,471         3.7
--------------------------------------------------------------------------------
                            1,563,110         9.6
--------------------------------------------------------------------------------
HEALTHCARE
Medical Equipment           1,464,000         9.0
Hospital Management           777,375         4.8
Pharmeceutical                776,102         4.8
--------------------------------------------------------------------------------
                            3,017,477        18.6

--------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES
Beverage                    1,165,282         7.2
Entertainment                 630,647         3.9
Consumer Software             560,856         3.5
Food                          409,983         2.5
Restaurants                   350,116         2.2
--------------------------------------------------------------------------------
                            3,116,884        19.3

                                Value   Percent
--------------------------------------------------------------------------------
FINANCE
Banks                      $1,707,020        10.5%
Insurance                     903,937         5.6
Money Management              671,486         4.1
Finance Companies             485,178         3.0
--------------------------------------------------------------------------------
                            3,767,621        23.2

--------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Conglomerates                 538,222         3.3
Speciality Chemicals          405,104         2.5
Industrial Services           163,795         1.0
Outsourcing                   148,078         0.9
Construction                  142,703         0.9
--------------------------------------------------------------------------------
                            1,397,902         8.6

--------------------------------------------------------------------------------
ENERGY/MINERALS

Oil Services                  632,773         3.9
Oil/Gas Producers             396,331         2.4
--------------------------------------------------------------------------------
                            1,029,104         6.3

--------------------------------------------------------------------------------
OTHER
Regulated Utilities           481,893         3.0
Real Estate                   102,693         0.6
--------------------------------------------------------------------------------
                              584,586         3.6

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS        14,476,684        89.2

SHORT-TERM OBLIGATIONS      1,706,879        10.5
--------------------------------------------------------------------------------
TOTAL INVESTMENTS          16,183,563        99.7
--------------------------------------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES               51,742         0.3
--------------------------------------------------------------------------------
NET ASSETS                $16,235,305       100.0%

================================================================================


See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report



                       This page intentionally left blank

Wanger Advisors Trust      2002 Semiannual Report

WANGER ADVISORS FUNDS

    o STATEMENTS OF ASSETS AND LIABILITIES

    o STATEMENTS OF OPERATIONS

    o STATEMENTS OF CHANGES IN NET ASSETS

    o FINANCIAL HIGHLIGHTS

    o NOTES TO FINANCIAL STATEMENTS

Wanger Advisors Trust      2002 Semiannual Report



STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 2002

                                                            WANGER        WANGER       WANGER       WANGER
                                                      U.S. SMALLER INTERNATIONAL       TWENTY      FOREIGN
                                                         COMPANIES     SMALL CAP                     FORTY
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost: Wanger U.S.
        Smaller Companies $436,441,244; Wanger        $522,714,857  $254,220,145  $25,160,905  $16,183,563
        International Small Cap $256,993,070;
        Wanger Twenty $21,440,626; Wanger
        Foreign Forty $15,968,047)
Cash                                                           178           657           69       15,993
Foreign Currency (cost: Wanger
        International Small Cap $3,565,895;
        Wanger Foreign Forty $453,842)                          --     3,702,864           --      455,398
Receivable for:
   Investments sold                                        278,413     3,802,255           --       77,948
   Fund shares sold                                      1,794,672     2,264,012      258,611      559,204
   Dividends and interest                                  112,830       623,098        7,200       41,327
Other assets                                                53,703         1,294           81          668
-------------------------------------------------------------------------------------------------------------------
   Total Assets                                        524,954,653   264,614,325   25,426,866   17,334,101

LIABILITIES
Payable for:
   Investments purchased                                   241,293     4,562,411           --      985,574
   Fund shares repurchased                                 412,996     1,542,159      130,382       78,872
   Management fee                                          401,052       258,987       19,308       12,959
   Transfer agent fee                                        2,109         1,499        1,523        1,441
Other liabilities                                           13,195        52,910       25,524       19,950
-------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                     1,070,645     6,417,966      176,737    1,098,796
-------------------------------------------------------------------------------------------------------------------
Net Assets                                            $523,884,008  $258,196,359  $25,250,129  $16,235,305
===================================================================================================================
COMPOSITION OF NET ASSETS

Paid in capital                                       $465,809,025  $331,685,241  $22,954,872  $21,924,995
Undistributed net investment income or Accumulated net
   net investment loss                                  (1,109,325)    1,311,640      (71,489)      74,873
Accumulated net realized loss                          (27,089,305)  (70,427,382)  (1,353,533)  (5,971,064)
Net unrealized appreciation (depreciation) on:
   Investments (net of prior year unrealized PFIC
        gains of $1,766,924 for Wanger
        International Small Cap and
        $10,385 for Wanger Foreign Forty)               86,273,613    (4,539,849)   3,720,279      205,131
   Foreign currency transactions                                --       166,709           --        1,370
-------------------------------------------------------------------------------------------------------------------
Net Assets                                            $523,884,008  $258,196,359  $25,250,129  $16,235,305
===================================================================================================================
Fund shares outstanding                                 25,050,998    15,878,652    1,733,528    1,435,428
===================================================================================================================
Net asset value, offering price and redemption
        price per share                                     $20.91        $16.26       $14.57       $11.31
===================================================================================================================



See accompanying notes to financial statements.



Wanger Advisors Trust      2002 Semiannual Report

STATEMENTS OF OPERATIONS (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2002

                                                            WANGER        WANGER       WANGER       WANGER
                                                      U.S. SMALLER INTERNATIONAL       TWENTY      FOREIGN
                                                         COMPANIES     SMALL CAP                     FORTY
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $338,346
        for Wanger International Small Cap and          $1,104,525    $2,909,470      $53,457     $180,258
        $20,370 for Wanger Foreign Forty)
Interest income                                            423,551       148,466       15,795       10,170
-------------------------------------------------------------------------------------------------------------------
   Total investment income                               1,528,076     3,057,936       69,252      190,428

EXPENSES:
Management fees                                          2,461,423     1,513,993      110,683       79,064
Custody fees                                                 8,145        98,545        2,224       11,297
Legal and audit fees                                        35,888        25,365        8,782        8,581
Reports to shareholders                                     63,468        19,591        6,980        6,968
Transfer agent fees                                         10,753         9,953        9,222        9,125
Trustees' fees                                              40,165        24,612        1,228        1,750
Other expenses                                              17,559         9,394        1,622        1,227
-------------------------------------------------------------------------------------------------------------------
   Total Expenses                                        2,637,401     1,701,453      140,741      118,012
Less expenses reimbursed by Advisor                             --            --           --       (3,264)
-------------------------------------------------------------------------------------------------------------------
   Net Expenses                                          2,637,401     1,701,453      140,741      114,748
-------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                         (1,109,325)    1,356,483      (71,489)      75,680
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   PORTFOLIO POSITIONS:
Net realized gain (loss) on:
   Investments                                           6,987,505    (8,929,464)    (114,756)  (1,631,208)
   Foreign currency transactions                                --      (261,384)          --          168
-------------------------------------------------------------------------------------------------------------------
       Net realized gain (loss)                          6,987,505  (9,190,848)  (114,756)(1,631,040)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                         (40,088,316)   21,884,485   (1,039,334)   1,226,199
   Foreign currency transactions                                --       402,293           --          156
-------------------------------------------------------------------------------------------------------------------
       Net change in unrealized
        appreciation (depreciation)                    (40,088,316)   22,286,778   (1,039,334)   1,226,355
-------------------------------------------------------------------------------------------------------------------
       Net Gain (Loss)                                 (33,100,811)   13,095,930   (1,154,090)    (404,685)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations $(34,210,136)  $14,452,413  $(1,225,579)   $(329,005)
===================================================================================================================



See accompanying notes to financial statements.



Wanger Advisors Trust      2002 Semiannual Report

STATEMENTS OF CHANGES IN NET ASSETS

                                                              WANGER U.S. SMALLER COMPANIES       WANGER INTERNATIONAL SMALL CAP
                                                                (Unaudited)                          (Unaudited)
                                                          Six Months ended         Year ended  Six Months ended         Year ended
INCREASE (DECREASE) IN NET ASSETS                            June 30, 2002  December 31, 2001     June 30, 2002  December 31, 2001
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                $(1,109,325)         $(884,329)       $1,356,483           $238,615
   Net realized gain (loss) on investments and foreign
        currency transactions                                    6,987,505        (25,956,670)       (9,190,848)       (55,961,150)
   Net change in unrealized appreciation (depreciation) on
        investments and foreign currency transactions          (40,088,316)        74,197,950        22,286,778         (1,436,144)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
        from operations                                        (34,210,136)        47,356,951        14,452,413        (57,158,679)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                --           (275,386)               --                 --
   Net realized gain                                                    --                 --                --        (78,693,586)
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                  --           (275,386)               --        (78,693,586)
SHARE TRANSACTIONS:
   Subscriptions                                                86,060,808        108,000,641       259,539,432        517,577,408
   Distributions reinvested                                             --            275,386                --         78,693,586
   Redemptions                                                 (26,152,807)       (60,476,971)     (246,421,899)      (501,467,052)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                         59,908,001         47,799,056        13,117,533          94,803,942
-----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                      25,697,865         94,880,621        27,569,946        (41,048,323)
NET ASSETS:
   Beginning of period                                         498,186,143        403,305,522       230,626,413        271,674,736
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                               $523,884,008      $498,186,143      $258,196,359       $230,626,413
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED NET
   INVESTMENT INCOME OR ACCUMULATED NET INVESTMENT LOSS)       $(1,109,325)                --        $1,311,640           $(44,843)
===================================================================================================================================



                                                                   WANGER TWENTY                     WANGER FOREIGN FORTY
                                                              (Unaudited)                          (Unaudited)
                                                        Six Months ended         Year ended  Six Months ended          Year ended
INCREASE (DECREASE) IN NET ASSETS                          June 30, 2002  December 31, 2001     June 30, 2002   December 31, 2001
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                                 $(71,489)          $(54,495)          $75,680           $(32,650)
   Net realized gain (loss) on investments and foreign
        currency transactions                                   (114,756)          (613,846)       (1,631,040)        (3,761,021)
   Net change in unrealized appreciation (depreciation)
        investments and foreign currency transactions         (1,039,334)         2,426,419         1,226,355           (860,223)
----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
        from operations                                       (1,225,579)         1,758,078          (329,005)        (4,653,894)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                              --                 --                --            (20,439)
   Net realized gain                                                  --                 --                --         (1,311,409)
----------------------------------------------------------------------------------------------------------------------------------
   Total distributions to shareholders                                --                 --                --         (1,331,848)
SHARE TRANSACTIONS:
   Subscriptions                                               7,356,822         10,836,793        19,989,648         66,745,612
   Distributions reinvested                                           --                 --                --          1,331,848
   Redemptions                                                (2,310,559)        (3,294,809)      (18,856,461)       (62,156,191)
----------------------------------------------------------------------------------------------------------------------------------
   Net Increase from Share Transactions                        5,046,263          7,541,984         1,133,187          5,921,269
----------------------------------------------------------------------------------------------------------------------------------
   Total Increase (Decrease) in Net Assets                     3,820,684          9,300,062           804,182            (64,473)
NET ASSETS:
   Beginning of period                                        21,429,445         12,129,383        15,431,123         15,495,596
----------------------------------------------------------------------------------------------------------------------------------
   End of period                                             $25,250,129        $21,429,445       $16,235,305        $15,431,123
----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED NET
   INVESTMENT INCOME OR ACCUMULATED NET INVESTMENT LOSS)        $(71,489)                --           $74,873              $(807)
==================================================================================================================================




See accompanying notes to financial statements.


32-33 SPREAD


Wanger Advisors Trust      2002 Semiannual Report

WANGER U.S. SMALLER COMPANIES                               FINANCIAL HIGHLIGHTS

                                           (Unaudited)
                                      Six Months Ended
SELECTED DATA FOR A SHARE                     June 30,                    Year  Ended December 31,
OUTSTANDING THROUGHOUT EACH PERIOD               2002        2001        2000       1999        1998         1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $22.25     $19.99      $24.88      $22.18     $21.46      $16.97
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                    (0.05)     (0.04)       0.02        0.03      (0.05)      (0.02)
Net realized and unrealized gain (loss)
        on investments                              (1.29)      2.31       (1.82)       4.79       1.93        4.90
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                 (1.34)      2.27       (1.80)       4.82       1.88        4.88
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            --      (0.01)       (0.03)         --         --          --
From net realized capital gains                       --         --        (3.06)      (2.12)     (1.16)      (0.39)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders       --      (0.01)      (3.09)      (2.12)     (1.16)      (0.39)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $20.91     $22.25      $19.99      $24.88     $22.18      $21.46
===================================================================================================================
Total Return (b)                                  (6.02)%(c)   11.39%    (8.16)%       25.06%      8.68%      29.41%
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                           1.00%(d)    0.99%      1.00%(e)      1.02%(e)   1.02%(e)    1.06%(f)
Net investment income (loss)                      (0.42)%(d)  (0.20)%     0.07%(e)      0.14%(e)  (0.25)%(e)  (0.10)%(f)
Portfolio turnover rate                               6%(c)      18%        36%           35%        34%         34%
Net assets, end of period (000's)              $523,884    $498,186   $403,306      $390,709   $339,119    $270,866
-------------------------------------------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Not annualized.

(d)  Annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.04% and (0.08%), respectively, for the year ended December 31, 1997.

See accompanying notes to financial statements.

34



Wanger Advisors Trust      2002 Semiannual Report

WANGER INTERNATIONAL SMALL CAP                              FINANCIAL HIGHLIGHTS

                                            (Unaudited)
                                       Six Months Ended
SELECTED DATA FOR A SHARE                        June 30,                  Year  Ended December 31,
OUTSTANDING THROUGHOUT EACH PERIOD                  2002        2001        2000       1999        1998       1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $15.40     $28.53      $43.67      $19.62     $17.05      $17.71
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                     0.09       0.02       (0.26)      (0.13)      0.03        0.02
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions                 0.77      (5.12)      (9.75)      24.52       2.76       (0.26)
-------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                  0.86      (5.10)     (10.01)      24.39       2.79       (0.24)
-------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             --         --          --       (0.34)     (0.22)         --
From net realized gain and unrealized gain reportable
   for federal income taxes                            --      (8.03)      (5.13)         --         --       (0.42)
-------------------------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders        --      (8.03)      (5.13)      (0.34)     (0.22)      (0.42)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $16.26     $15.40      $28.53      $43.67     $19.62      $17.05
===================================================================================================================
Total Return (b)                                   5.58%(c) (21.27)%    (27.84)%      126.37%     16.33%      (1.46)%
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                             1.39%(d)   1.43%(e)    1.41%(e)    1.49%(e)  1.55%(e)    1.60%(f)
Net investment income (loss)                       1.11%(d)    0.10%(e)  (0.68)%(e) (0.49)%(e)    0.16%(e)    0.12%(f)
Portfolio turnover rate                             24%(c)     56%         67%         75%        56%         60%
Net assets, end of period (000's)             $258,196   $230,626    $271,675    $311,331   $141,253    $120,660


-------------------------------------------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions are reinvested.

(c)  Not annualized.

(d)  Annualized.

(e)  The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.59% and 0.13%, respectively, for the year ended December 31, 1997.

See accompanying notes to financial statements.

35




Wanger Advisors Trust      2002 Semiannual Report

WANGER TWENTY                                               FINANCIAL HIGHLIGHTS

                                            (Unaudited)                               February 1,
                                       Six Months Ended                              1999  through
SELECTED DATA FOR A SHARE                       June 30,   Year  Ended December 31,  December 31,
OUTSTANDING THROUGHOUT EACH PERIOD                 2002        2001        2000          1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $15.36     $14.08      $13.43      $10.00
-----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)                             (0.05)     (0.05)      (0.03)      (0.08)
Net realized and unrealized gain (loss)
        on investments                              (0.74)      1.33        1.23        3.51
-----------------------------------------------------------------------------------------------------
   Total from Investment Operations                 (0.79)      1.28        1.20        3.43
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized capital gains                        --         --       (0.55)         --
-----------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders        --         --       (0.55)         --
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $14.57     $15.36      $14.08      $13.43
=====================================================================================================
Total Return (b)                                    (5.14)%(c)  9.09%       9.45%(d)    34.30%(c)(d)
-----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                             1.21%(e)   1.33%(f)    1.39%(g)     1.41%(e)(g)
Net investment loss                                 (0.61)%(e) (0.34)%(f)  (0.24)%(g)   (0.77)%(e)(g)
Reimbursement                                          --         --        0.21%        0.71%(e)
Portfolio turnover rate                                28%(c)     76%         86%         113%(e)
Net assets, end of period (000's)                 $25,250    $21,429     $12,129       $6,570

-----------------------------------------------------------------------------------------------------

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d) Had the Advisor not reimbursed a portion of its expenses, total return would have been reduced.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively, for the year ended December 31, 2000 and 1.35% and (0.71%), respectively, for the period ended December 31, 1999.



See accompanying notes to financial statements.

36




Wanger Advisors Trust      2002 Semiannual Report

WANGER FOREIGN FORTY                                        FINANCIAL HIGHLIGHTS

                                             (Unaudited)                              February 1,
                                        Six Months Ended                              1999  through
SELECTED DATA FOR A SHARE                        June 30,   Year  Ended December 31,  December 31,
OUTSTANDING THROUGHOUT EACH PERIOD                  2002        2001        2000         1999
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $11.64     $17.29      $18.39      $10.00
----------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                     0.05      (0.03)      (0.04)      (0.01)
Net realized and unrealized gain (loss) on investments and
   foreign currency transactions                    (0.38)     (4.46)      (0.10)       8.40
----------------------------------------------------------------------------------------------------
   Total from Investment Operations                 (0.33)     (4.49)      (0.14)       8.39
----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             --      (0.02)      (0.01)         --
From net realized capital gains                        --      (1.14)      (0.95)         --
----------------------------------------------------------------------------------------------------
   Total Distributions Declared to Shareholders        --      (1.16)      (0.96)         --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $11.31     $11.64      $17.29      $18.39
====================================================================================================
Total Return (b)                                 (2.84)%(c)(d)(26.61)%     (1.58)%(d)  83.90%(c)(d)
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses                                          1.45%(e)      1.45%(f)    1.45%(f)    1.59%(e)(g)
Net investment income (loss)                      0.96%(e)     (0.20)%(f)  (0.20)%(f)  (0.10)%(e)(g)
Reimbursement                                     0.04%(e)        --        0.23%       1.86%(e)
Portfolio turnover rate                             51%(c)        72%         96%         91%(e)
Net assets, end of period (000's)              $16,235       $15,431     $15,496      $5,826

----------------------------------------------------------------------------------------------------

(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Not annualized.

(d) Had the Advisor not reimbursed a portion of expenses, total return would be reduced.

(e)  Annualized.

(f)  The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian ("custody fees paid indirectly"). The ratios of expenses to average daily net assets and net investment income to average daily net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively, for the period ended December 31, 1999.



See accompanying notes to financial statements.

Wanger Advisors Trust      2002 Semiannual Report

NOTES TO FINANCIAL STATEMENTS (Unaudited)


1. NATURE OF OPERATIONS

Wanger U.S. Smaller Companies (known prior to May 1, 2002 as Wanger U.S. Small
Cap), Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty (the "Funds") are series of Wanger Advisors Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Investments are stated at fair value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the latest bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

FEDERAL INCOME TAXES

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

   For the period October 31, 2001 to December 31, 2001, the Funds incurred net realized capital losses which each Fund intends to treat as having been incurred in the following fiscal year, in accordance with federal income tax regulations.

                                        AMOUNT
                                      ---------
Wanger U.S. Smaller Companies        $2,475,314
Wanger International Small Cap        5,273,180
Wanger Twenty                            25,372
Wanger Foreign Forty                  1,160,587

   Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                          WANGER          WANGER
                                       INTERNATIONAL     FOREIGN
                                         SMALL CAP        FORTY
                                        ------------    --------
Cumulative unrealized appreciation
  on PFIC's recognized in prior years
  at December 31, 2000                  $1,766,924      $10,385
Unrealized appreciation on PFIC's
  recognized for federal income tax
  purposes during 2001                          --           --
Unrealized appreciation recognized in
  prior years on PFIC's sold during 2001        --           --
                                        ------------    --------
Cumulative unrealized appreciation on
  PFIC's carried forward at
  December 31, 2001                     $1,766,924      $10,385
                                        ============    ========

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital

Wanger Advisors Trust      2002 Semiannual Report

NOTES TO FINANCIAL STATEMENTS (Unaudited)


loss carryforwards) under income tax regulations. Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

   The tax character of distributions paid during 2001 was as follows:

                                           WANGER
                        WANGER            INTERNA-       WANGER
                     U.S. SMALLER          TIONAL        FOREIGN
                       COMPANIES         SMALL CAP        FORTY
                        --------        -----------     --------
Ordinary Income         $275,386        $25,006,153     $876,913
Long-Term Capital Gains       --         53,687,433      454,935


At December 31, 2001, there were no significant differences between the book basis and tax basis components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on certain securities (wash sales), recognition of unrealized gains on certain passive foreign investments (PFIC's), and foreign currency transactions.

3. TRANSACTIONS WITH AFFILIATES

The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("Liberty WAM") an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Fleet National Bank, which in turn is a wholly-owned subsidiary of FleetBoston Financial Corporation ("Fleet"), furnishes continuing investment supervision to each Fund and is responsible for overall management of each Fund's business affairs. Each Fund pays Liberty WAM a monthly advisory fee based upon average daily net assets at the following annual rates:

WANGER U.S. SMALLER COMPANIES
Average Daily Net Assets
   For the first $100 million 1.00%
   Next $150 million .95%
   In excess of $250 million .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
   For the first $100 million 1.30%
   Next $150 million 1.20%
   In excess of $250 million 1.10%

WANGER TWENTY
On average daily net assets      .95%

WANGER FOREIGN FORTY
On average daily net assets     1.00%



   The investment advisory agreement also provides that Liberty WAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed an annual percentage of average daily net assets.

                                 Six Months Ended
                                    June 30, 2002
Wanger U.S. Smaller Companies             2.00%
Wanger International Small Cap            2.00%
Wanger Twenty                             1.35%
Wanger Foreign Forty                      1.45%

   Certain officers and trustees of the Trust are also officers of Liberty WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with Liberty WAM. The Fund paid the following trustees' fees and expenses to trustees not affiliated with Liberty WAM:

                                 Six Months Ended
                                  June 30, 2002
Wanger U.S. Smaller Companies           $40,165
Wanger International Small Cap           24,612
Wanger Twenty                             1,228
Wanger Foreign Forty                      1,750

   Liberty Funds Distributor, Inc. ("LFD") an indirect subsidiary of Fleet serves as the principal underwriter of the Trust and receives no compensation for its services.

   During the six months ended June 30, 2002, the Funds engaged in purchases and sales transactions with funds that have a common investment advisor (or affiliated investment advisors), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with the provisions of Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

                                   PURCHASES         SALES
-------------------------------------------------------------
(in thousands)
Wanger U.S. Smaller Companies        $    --       $    --
Wanger International Small Cap        82,299        75,041
Wanger Twenty                         64,000            --
Wanger Foreign Forty                      --            --

4. BORROWING ARRANGEMENTS

The Trust participates in a $150,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the six months ended June 30, 2002.

Wanger Advisors Trust      2002 Semiannual Report

NOTES TO FINANCIAL STATEMENTS (Unaudited)


5. FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:


WANGER U.S. SMALLER             Six Months ended        Year ended
COMPANIES                          June 30, 2002 December 31, 2001

Shares sold                            3,839,281         5,138,267
Shares issued in reinvestment
   of dividend and capital gain
   distributions                              --            14,578
--------------------------------------------------------------------
                                       3,839,281         5,152,845
Less shares redeemed                   1,183,639         2,930,905
--------------------------------------------------------------------
Net increase in shares outstanding     2,655,642         2,221,940


WANGER INTERNATIONAL            Six Months ended        Year ended
SMALL CAP                          June 30, 2002 December 31, 2001
Shares sold                           16,662,398        30,073,056
Shares issued in reinvestment
   of capital gain
   distributions                              --         4,496,664
--------------------------------------------------------------------
                                      16,662,398        34,569,720
Less shares redeemed                  15,754,627        29,121,025
--------------------------------------------------------------------
Net increase in shares outstanding       907,771         5,448,695


WANGER TWENTY                   Six Months ended        Year ended
                                   June 30, 2002 December 31, 2001
Shares sold                              494,931           770,791
--------------------------------------------------------------------
Less shares redeemed                     156,096           237,578
--------------------------------------------------------------------
Net increase in shares outstanding       338,835           533,213


WANGER FOREIGN FORTY            Six Months ended        Year ended
                                   June 30, 2002 December 31, 2001
Shares sold                            1,770,616         5,410,460
Shares issued in reinvestment
   of dividend and capital gain
   distributions                              --           103,485
--------------------------------------------------------------------
                                       1,770,616         5,513,945
Less shares redeemed                   1,661,105         5,084,229
--------------------------------------------------------------------
Net increase in shares outstanding       109,511           429,716


6. INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2002 were:

--------------------------------------------------------------------------------
                WANGER U.S.         WANGER          WANGER         WANGER
                  SMALLER       INTERNATIONAL      TWENTY      FOREIGN FORTY
                 COMPANIES        SMALL CAP

PURCHASES       $72,480,277       $63,764,170   $10,096,339      $7,773,099
SALES            29,795,535        55,796,538     6,068,781       7,379,016


7. CAPITAL LOSS CARRYFORWARDS

At December 31, 2001, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                                                    Total
                        Year of Expiration      Capital Loss
                          2008      2009        Carryforward
Wanger U.S.
  Smaller Companies    $7,245,899  $23,984,483   $31,230,382
Wanger International
  Small Cap                    --   55,963,354    55,963,354
Wanger Twenty             624,930      588,474     1,213,404
Wanger Foreign Forty           --    3,168,366     3,168,366

Wanger Advisors Trust      2002 Semiannual Report

                       This page intentionally left blank

Wanger Advisors Trust      2002 Semiannual Report

BOARD OF TRUSTEES AND MANAGEMENT OF WANGER ADVISORS TRUST

The board of trustees serve indefinite terms of unlimited duration provided that a majority of trustees always has been elected by shareholders. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees.

   The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations and other directorships they have held during at least the last five years, are shown below. Each trustee serves in such capacity for each of the four series of the Trust. Mr. Wanger also serves as a trustee for each of the five series of Liberty Acorn Trust.


NAME, POSITION(S) WITH    YEAR FIRST
 WANGER ADVISORS TRUST    ELECTED OR
      AND AGE AT         APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING                  OTHER
    JANUARY 1, 2002         OFFICE                  PAST FIVE YEARS                     DIRECTORSHIPS
    --------------        ----------              -------------------                   ------------

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
   Fred D. Hasselbring, 60, 1994         Retail industry, general project development and business        None.
   Trustee                               computer systems consultant; voice over specialist for
                                         industrial and institutional applications.

   P. Michael Phelps, 68,   1994         Retired since January 31, 1998; prior thereto, vice president    None.
   Trustee                               and corporate secretary, Morton International, Inc.

   Patricia H. Werhane, 66, 1998         Ruffin Professor of Business Ethics, Darden Graduate School      None.
   Trustee                               of Business Administration, University of Virginia, since 1993;
                                         Co-Director of the Olsson Center for Applied Ethics, Darden
                                         Graduate School of Business Administration, University
                                         of Virginia, since September 2001.

TRUSTEES WHO ARE AN INTERESTED PERSON OF WANGER ADVISORS TRUST:

   Ralph Wanger, 67,        1994         President, chief investment officer and portfolio manager,       Liberty
   Trustee and President*                Liberty WAM since July 1992; president, Liberty Acorn Trust;     Acorn
                                         principal, WAM from July 1992 until September 29, 2000;          Trust.
                                         president, WAM Ltd. from July 1992 to September 29, 2000;
                                         president and director, WAM Acquisition GP, Inc. since
                                         September 29, 2000; director, Wanger Investment Company plc.

OFFICERS OF WANGER ADVISORS TRUST:

   J. Kevin Connaughton, 37,2001         Treasurer of the Liberty Funds and of the Liberty All-Star Funds   None.
   Assistant Treasurer                   since December 2000 (formerly controller of the Liberty Funds and of the Liberty All-Star Funds from February 1998 to
                                         October 2000); treasurer of the Stein Roe Funds since
                                         February 2001 (formerly controller from May 2000 to
                                         February 2001); senior vice president of Liberty Funds Group since January 2001 (formerly vice president of Colonial Management
                                         Associates since February 1998 to October 2000); senior tax manager,
                                         Coopers & Lybrand, LLP from April 1996 to January 1998.

   Kevin S. Jacobs, 41,     2001         Assistant vice president, Liberty Funds Group since None.
   Assistant Secretary                   June 2000; senior legal product manager, First Union Corp.
                                         September 1999 to June 2000; prior thereto, senior legal
                                         product manager, Colonial Management Associates.

   Kenneth A. Kalina, 42,   1995         Chief financial officer, Liberty WAM since April 2000; assistant   None.
   Assistant Treasurer                   treasurer, Liberty Acorn Trust; fund controller, Liberty WAM since September 1995; prior thereto, treasurer of the Stein
                                         Roe Mutual Funds; director, New Americas Small Cap Fund.

42


Wanger Advisors Trust      2002 Semiannual Report

NAME, POSITION(S) WITH    YEAR FIRST
WANGER ADVISORS TRUST     ELECTED OR
      AND AGE AT         APPOINTED TO       PRINCIPAL OCCUPATION(S) DURING                  OTHER
    JANUARY 1, 2002         OFFICE                  PAST FIVE YEARS                     DIRECTORSHIPS
    --------------        ----------              -------------------                   ------------

OFFICERS OF WANGER ADVISORS TRUST (CONTINUED):
   Bruce H. Lauer, 44,      1995         Chief operating officer, Liberty WAM since April 1995;          None.
   Vice President, Secretary             principal, WAM from January 2000 to September 29, 2000;
   and Treasurer                         vice president, treasurer and secretary,Liberty Acorn
                                         Trust; director, Wanger Investment Company plc and New
                                         Americas Small Cap Fund.

   Jean Loewenberg, 56,     2002         Group Senior Counsel, Fleet National Bank.                       None.
   Assistant Secretary

   Charles P. McQuaid, 48,  1994         Director of research, Liberty WAM since July 1992; principal,    Liberty
   Senior Vice President                 WAM from July 1995 to September 29, 2000; trustee and senior     Acorn
                                         vice president, Liberty Acorn Trust.                             Trust.

   Robert A. Mohn, 40,      1997         Analyst and portfolio manager, Liberty WAM since August          None.
   Vice President                        1992; principal, WAM from 1995 to September 29, 2000; vice president, Liberty Acorn Trust.

   Todd Narter, 37,         2001         Analyst and portfolio manager, Liberty WAM since June 1997;      None.
   Vice President                        vice president, Liberty Acorn Trust; prior thereto, product manager for Teradyne (1990-1997).

   Christopher Olson, 38,   2001         Analyst and portfolio manager, Liberty WAM since January         None.
   Vice President                        2001; vice president, Liberty Acorn Trust; prior thereto,
                                         director and portfolio strategy analyst with UBS Asset
                                         Management/Brinson Partners.

   John H. Park, 34,        1998         Analyst and portfolio manager, Liberty WAM since July 1993;      None.
   Vice President                        principal, WAM from 1998 to September 29, 2000; vice
                                         president, Liberty Acorn Trust.

   Vincent P. Pietropaolo, 37,2001       Vice president and counsel, Liberty Funds Group since            None.
   Assistant Secretary                   December 1999; Associate, Morgan Lewis & Bockius,
                                         October 1998 to December 1999; product manager, Putnam
                                         Investments from April 1997 to October 1998; contracting
                                         attorney from May 1996 to April 1997.

   Joseph Turo, 34,         2002         Senior Counsel, FleetBoston Financial since August 1997;         None.
   Assistant Secretary                   prior thereto; associate, Ropes & Gray.

   Leah J. Zell, 52,        1994         Analyst, and portfolio manager, Liberty WAM since July 1992;     None.
   Vice President*                       vice president, Liberty Acorn Trust; director and managing member of trust committee, Chai Trust Company.

     The address for Mr. Hasselbring is Four Wheaton Center, Suite 416, Wheaton, IL 60187. The address for Mr. Phelps is 222 E. Chestnut Street, Apt. 10-B, Chicago, IL 60611. The address for Ms. Werhane is 104 Falcon Drive, Charlottesville, VA 22901. The address for Messrs. Wanger, McQuaid, Kalina, Lauer, Mohn, Narter, Olson, Park, and Ms. Zell is Liberty Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The address for Connaughton, Jacobs, Pietropaolo, Loewenberg and Turo is Liberty Funds Distributor, Inc., One Financial Center, Boston, MA 02111.

   Wanger's Statement of Additional Information includes additional information about Wanger's trustees and officers. You may obtain a free copy of the Statement of Additional Information, or request any other information and discuss your questions about us, by writing or calling toll-free:

         Liberty Wanger Asset Management, L.P.
         Shareholder Services Group
         227 West Monroe, Suite 3000
         Chicago, IL  60606
         (800) 4-WANGER (800-492-6437)
         www.wanger.com

* Mr. Wanger and Ms. Zell are married to each other.

[art: squirrel]

TRANSFER AGENT,
DIVIDEND DISBURSING AGENT
AND CUSTODIAN
Liberty Funds Services, Inc.
P.O. Box 8081
Boston, Massachusetts
02266-8081

DISTRIBUTOR
Liberty Funds Distributor, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

INVESTMENT ADVISOR
Liberty Wanger Asset
Management, L.P.
227 West Monroe Street
Suite 3000
Chicago, Illinois 60606
1-800-4-WANGER
(1-800-492-6437)

LEGAL COUNSEL
Bell, Boyd & Lloyd LLC
Chicago, Illinois



This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.

[inside back cover]

WANGER ADVISORS TRUST

(8/02) 02/1603